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                                                                    EXHIBIT 10.3

                          THE PER-SE TECHNOLOGIES, INC.
                       EMPLOYEES' RETIREMENT SAVINGS PLAN

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                          THE PER-SE TECHNOLOGIES, INC.
                       EMPLOYEES' RETIREMENT SAVINGS PLAN

      THIS INDENTURE is made effective as of the 31st day of January 2005, by PER-SE TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor").

                                  INTRODUCTION

      WHEREAS, the Primary Sponsor established the Per-Se Technologies, Inc. Employees' Retirement Savings Plan (f/k/a the Medaphis Corporation Employees' Retirement Savings Plan) (the "Plan") by indenture dated June 30, 1991, which was last amended and restated by indenture dated January 20, 2000; and

      WHEREAS, the Plan has been amended several times since its previous restatement to make certain administrative and technical changes and to comply with various changes in the law; and

      WHEREAS, the Primary Sponsor now wishes to amend and restate the Plan primarily to incorporate the various amendments into one document and make several changes to the Plan; and

      WHEREAS, the Plan is intended to be a profit sharing plan within the meaning of Treasury Regulations Section 1.401-1(b)(1)(ii) and also contains a cash or deferred arrangement as described in Section 401(k) of the Internal Revenue Code of 1986.

     NOW, THEREFORE, the Primary Sponsor does hereby amend and restate the Plan in its entirety, generally effective as of January 31, 2005, except as otherwise provided herein, to read as follows:

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                                TABLE OF CONTENTS

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                                                                                PAGE
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
ARTICLE 1   DEFINITIONS...................................................        1

ARTICLE 2   ELIGIBILITY...................................................       13

ARTICLE 3   CONTRIBUTIONS.................................................       14

ARTICLE 4   INDIVIDUAL FUNDS AND INVESTMENTS OF TRUST ASSETS..............       16

ARTICLE 5   PLAN LOANS....................................................       17

ARTICLE 6   WITHDRAWALS DURING EMPLOYMENT.................................       20

ARTICLE 7   PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT..............       22

ARTICLE 8   PAYMENT OF BENEFITS ON RETIREMENT OR DISABILITY...............       24

ARTICLE 9   DEATH BENEFITS................................................       24

ARTICLE 10  GENERAL RULES ON DISTRIBUTIONS................................       24

ARTICLE 11  ADMINISTRATION OF THE PLAN....................................       26

ARTICLE 12  CLAIMS REVIEW PROCEDURE.......................................       28

ARTICLE 13  INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS................       32

ARTICLE 14  PROHIBITION AGAINST DIVERSION.................................       33

ARTICLE 15  LIMITATION OF RIGHTS..........................................       33

ARTICLE 16  AMENDMENT TO OR TERMINATION OF THE PLAN AND THE TRUST.........       34

ARTICLE 17  ADOPTION OF PLAN BY AFFILIATES................................       35

ARTICLE 18  QUALIFICATION AND RETURN OF CONTRIBUTIONS.....................       36

ARTICLE 19  INCORPORATION OF SPECIAL LIMITATIONS..........................       36

APPENDIX A  LIMITATION ON ALLOCATIONS.....................................      A-1

APPENDIX B  TOP-HEAVY PROVISIONS..........................................      B-1

APPENDIX C  SPECIAL NONDISCRIMINATION RULES...............................      C-1

APPENDIX D  MINIMUM DISTRIBUTION REQUIREMENTS.............................      D-1

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                                    ARTICLE 1
                                   DEFINITIONS

      Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise and the following words and phrases shall, when used herein, have the meanings set forth below:

      1.1 "Account" means a Participant's aggregate balance in the following accounts, as adjusted pursuant to the Plan as of any given date:

            (a) "Company Match Account" which shall reflect a Participant's interest in matching contributions made by a Plan Sponsor under Section 3.2.

            (b) "Employee Pre-Tax Account" which shall reflect a Participant's interest in contributions made by a Plan Sponsor under Section 3.1, pre-tax amounts transferred to the Plan from the GFS 401(k) Savings Plan and the Health Data Services, Inc. 401(k) Plan.

            (c) "MMNE Company Account" which shall reflect the interest of each Participant who was a participant in the Medical Management of New England, Inc. 401(k) Plan immediately prior to January 1, 1994 in amounts transferred to the Plan from the Medical Management of New England, Inc. 401(k) Plan.

            (d) "Profit Sharing Account" which shall reflect a Participant's interest in contributions made by a Plan Sponsor under Section 3.3.

            (e) "Rollover Account" which shall reflect a Participant's interest in Rollover Amounts; amounts transferred to the Plan from the plan of a Participant's prior employer; amounts transferred to the Plan from the PST Services, Inc. Service Employees' Profit Sharing Plan, the Impact Innovations Holdings, Inc. 401(k) Retirement Savings Plan and the Rapid Systems Solutions, Inc. 401(k) Savings and Profit Sharing Plan. Notwithstanding the foregoing, the Plan shall separately account for any Rollover Amounts that are not includable in gross income of the Participant (determined without regard to the rollover) and are transferred to the Plan in a direct trustee-to-trustee transfer, and earnings and losses thereon.

            (f) "qmac/qnec Account" which shall reflect a Participant's interest in Qualified Matching Contributions and/or Qualified Nonelective Contributions made by a Plan Sponsor pursuant to Appendix C.

In addition, the Plan Administrator shall allocate the interest of a Participant in any funds transferred to the Plan in a trust-to-trust transfer (other than Rollover Amounts) or pursuant to the merger of another tax-qualified retirement plan with the Plan among the above accounts as the Plan Administrator determines best reflects the interest of the Participant.

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      1.2 "Affiliate" means

            (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor,

            (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with a Plan Sponsor,

            (c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code
      Section 414(m)) with a Plan Sponsor, and

            (d) any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).

Notwithstanding the foregoing, for purposes of applying the limitations set forth in Appendix A and for purposes of determining Annual Compensation under Appendix A, the references to Code Sections 414(b) and (c) above shall be as modified by Code Section 415(h).

      1.3 "Annual Compensation" means wages within the meaning of Code Section 3401(a) (for purposes of income tax withholding at the source) paid to an Employee by a Plan Sponsor and Affiliates during a Plan Year (but without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code Section 3401(a)(2)), to the extent not in excess of the Annual Compensation Limit for all purposes under the Plan except for purposes of determining who are Highly Compensated Employees. Notwithstanding the above, Annual Compensation shall be determined as follows:

            (a) in determining the amount of contributions made by or on behalf of an Employee under Article 3, allocations under Article 4, and application of the provisions of Section 2 of Appendix C for such Plan Years as the Secretary of the Treasury may allow, Annual Compensation shall only include amounts received for the portion of the Plan Year during which the Employee was a Participant. For purposes of applying the provisions of Section 5 of Appendix C for such Plan Years as the Secretary of the Treasury may allow, Annual Compensation shall only include amounts received for the portion of the Plan Year during which the Employee was eligible to receive a Matching Contribution (as defined by Section 1 of Appendix C) from the Plan. For all purposes of this subsection (a), Annual Compensation shall exclude income from sources outside the United States, whether or not such income is excludable under Code Section 911;

            (b) in determining the amount of contributions under Article 3 and allocations under Article 4 made by or on behalf of an Employee, Annual Compensation shall not include reimbursements or other expense allowances, taxable fringe benefits, short-term disability pay, amounts realized from the exercise of non-qualified stock options or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, moving expense allowances, deferred

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      compensation and welfare benefits. Notwithstanding anything contained herein to the contrary, if using the definition of Annual Compensation as described in this Subsection (b) for purposes of Section 3.3 results in a "compensation percentage" for Employees who are Highly Compensated Employees which is greater than the "compensation percentage" for Employees who are not Highly Compensated Employees by more than a de minimis amount, then short-term disability pay and amounts realized from the exercise of non-qualified stock options or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture shall be included in Annual Compensation for purposes of Section 3.3. The "compensation percentage" for a group of Employees is the average of the "compensation ratio" for each Employee in the group. An Employee's "compensation ratio" is the Employee's Annual Compensation determined pursuant to the first sentence of this Subsection (b) divided by the Employee's Annual Compensation determined pursuant to the second sentence of this Subsection
      (b); and

            (c) for all purposes under the Plan, Annual Compensation shall include any amount which would have been paid during a Plan Year, but was contributed by a Plan Sponsor on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under Code Section 125, 132(f)(4), 402(g)(3), 402(h) or 457.

      1.4 "Annual Compensation Limit" means $210,000, which amount may be adjusted in subsequent Plan Years based on changes in the cost of living as announced by the Secretary of the Treasury.

      1.5 "Appeals Fiduciary" means an individual or group of individuals appointed to review appeals of claims for benefits payable due to a Participant's Disability made pursuant to Section 12.4.

      1.6 "Beneficiary" means the person, trust, estate or organization that a Participant designated most recently in writing to the Plan Administrator; provided, however, that if the Participant has failed to make a designation, no person designated is alive at the date of the Participant's death, no trust has been established, or no successor Beneficiary has been designated who is alive, the term "Beneficiary" means the Participant's spouse or (b) if no spouse is alive, the Participant's surviving children, or (c) if no children are alive, the Participant's parent or parents, or (d) if no parent is alive, the legal representative of the deceased Participant's estate. Notwithstanding the preceding sentence, the spouse of a married Participant shall be his Beneficiary unless that spouse has consented in writing to the designation by the Participant of some other person or trust and the spouse's consent acknowledges the effect of the designation and is witnessed by a notary public. A Participant may change his designation at any time. However, a Participant may not change his designation without further consent of his spouse under the terms of the preceding sentence unless the spouse's consent permits designation of another person or trust without further spousal consent and acknowledges that the spouse has the right to limit consent to a specific beneficiary and that the spouse voluntarily relinquishes this right. Notwithstanding the above, the spouse's consent shall not be required if the Participant establishes to the satisfaction of the Plan Administrator that the spouse cannot be located, if the

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Participant has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a "qualified domestic relations order" (as defined in Code Section 414(p)) provides otherwise, or if there are other circumstances as the Secretary of the Treasury prescribes. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse. If, subsequent to the death of a Participant, the Participant's Beneficiary dies while entitled to receive benefits under the Plan, benefits under the Plan will be paid to the successor Beneficiary, if any, or the Beneficiary listed under Subsection (a), or if no spouse is alive, Subsection (b), or if no children are alive, Subsection (c), or if no parents are alive, to the Beneficiary's estate.

      1.7 "Board of Directors" means the Board of Directors of the Primary Sponsor.

      1.8 "Break in Service" means the failure of an Employee to complete more than one Hour of Service in a twelve-consecutive-month period beginning with the Participant's Severance Date or any anniversary thereof.

      1.9 "Code" means the Internal Revenue Code of 1986, as amended.

      1.10 "Company Stock" means a share or shares of any class of stock issued by the Primary Sponsor (or any of its Affiliates) which constitutes employer securities within the meaning of Code Section 4978(e)(5).

      1.11 "Company Stock Fund" means an Individual Fund that is primarily invested in Company Stock.

      1.12 "Deferral Amount" means a contribution of a Plan Sponsor on behalf of a Participant pursuant to Section 3.1.

      1.13 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

      1.14 "Disability" means a disability of a Participant within the meaning of Code Section 72(m)(7), to the extent that the Participant is, or would be, entitled to disability retirement benefits under the federal Social Security Act. The determination of whether or not a Disability exists shall be determined by the Plan Administrator and shall be substantiated by competent medical evidence.

      1.15 "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined in Code Section 414(p)), are Distributees with regard to the interest of the spouse or former spouse.

      1.16 "Elective Deferrals" means, with respect to any taxable year of the Participant, the sum of:

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            (a) any Deferral Amounts;

            (b) any contributions made by or on behalf of a Participant under any other qualified cash or deferred arrangement as defined in Code
      Section 401(k), whether or not maintained by a Plan Sponsor, to the extent such contributions are not or would not, but for Code Section 402(g)(1) be included in the Participant's gross income for the taxable year; and

            (c) any other contributions made by or on behalf of a Participant pursuant to Code Section 402(g)(3).

      1.17 "Eligibility Service" means the completion by an Employee of a sixty-consecutive-day period beginning on the date on which the Employee first performs or performed an Hour of Service upon his employment or reemployment or any anniversary thereof, without reaching a Severance Date; provided, however:

            (a) if an Employee quits, retires or is discharged and then performs an Hour of Service within twelve (12) months of his Severance Date, then such period of severance shall be taken into account in calculating Eligibility Service;

            (b) if an Employee quits, retires or is discharged during an absence from service of twelve (12) months or less for any reason other than quit, discharge or attainment of a Retirement Date and the Employee then performs an Hour of Service within twelve (12) months of the date the Employee was first absent from service, then such period of absence shall be taken into account in calculating Eligibility Service; and

            (c) in the case of an Employee who remains absent from service beyond the first anniversary of the commencement of a period of absence
      (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement, the period between the first and second anniversaries of such period of absence shall not be counted as Eligibility Service.

      Eligibility Service shall not include, in the case of a rehired Employee who did not have any vested right at his Severance Date and then incurs five (5) consecutive Breaks in Service, all periods which would otherwise constitute Eligibility Service before the first of the five (5) consecutive Breaks in Service commenced.

      1.18 "Eligible Employee" means any Employee of a Plan Sponsor other than an Employee who is:

            (a) covered by a collective bargaining agreement between a union and a Plan Sponsor, provided that retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement provides for participation in the Plan;

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            (b) a Leased Employee with respect to a Plan Sponsor;

            (c) a Leased Employee with respect to a client of a Plan Sponsor who is an active participant in the tax-qualified retirement plan of the client during any part of the Plan Year; or

            (d) deemed to be an Employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

In addition, no person who is initially classified by a Plan Sponsor as an independent contractor for federal income tax purposes shall be regarded as an Eligible Employee for that period, regardless of any subsequent determination that any such person should have been characterized as a common law employee of the Plan Sponsor for the period in question.

      1.19 "Eligible Retirement Plan" means any of the following that will accept a Distributee's Eligible Rollover Distribution:

            (a) an individual retirement account described in Code Section
      408(a);

            (b) an individual retirement annuity described in Code Section
      408(b);

            (c) an annuity plan described in Code Section 403(a) or an annuity contract described in Code Section 403(b);

            (d) a qualified trust described in Code Section 401(a); or

            (e) an eligible plan under Code Section 457(b) which is maintained by a state or political subdivision of a state, or any agency or instrumentality of a state or political subdivision and which agrees to separately account for amounts transferred into such plan from this Plan.

            Effective for distributions after December 31, 2005, if any portion of an Eligible Rollover Distribution is attributable to payments or distributions from a designated Roth account (as defined in Code Section
      402A), an Eligible Retirement Plan with respect to such portion shall include only another designated Roth account and a Roth IRA.

      1.20 "Eligible Rollover Distribution" means any distribution of all or any portion of the Distributee's Account, except that an Eligible Rollover Distribution does not include:

            (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years of more;

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        (b) any distribution to the extent such distribution is required under
    Code Section 401(a)(9);

        (c) any distribution which is made upon hardship of the Employee; and

        (d) except as otherwise provided in this Section, the portion of any distribution that is not includable in gross income (determined without regard to the exclusions for net unrealized appreciation with respect to employer securities).

        "Eligible Rollover Distribution" shall include any portion of the distribution that is not includable in gross income provided such amount is distributed directly to one of the following:

            (i) an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code Section 408(b) (other than an endowment contract); or

            (ii) a qualified trust as described in Code Section 401(a) but only to the extent that

                (A) the distribution is made in a direct trustee-to-trustee transfer;

                (B) the transferee plan is a defined contribution plan; and

                (C) the transferee plan agrees to separately account for amounts transferred (including a separate accounting for the portion of the distribution which is includable in income and the portion which is not includable in income).

    1.21 "Employee" means any person who is:

        (a) employed by a Plan Sponsor or an Affiliate for purposes of the Federal Insurance Contributions Act;

        (b) a "Leased Employee" (as defined in Section 1.32); or

        (c) deemed to be an employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

    1.22 "Employment Date" means that date on which an Employee first performs an Hour of Service with a Plan Sponsor or, in the alternative, on which an Employee again performs an Hour of Service following any period of severance which is not required to be taken in account in determining the Employee's period of Service.

    1.23 "Entry Date" means the first day of each payroll period.

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    1.24 "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

    1.25 "Fiduciary" means each Named Fiduciary and any other person who exercises or has any discretionary authority or control regarding management or administration of the Plan, any other person who renders investment advice for a fee or has any authority or responsibility to do so with respect to any assets of the Plan, or any other person who exercises or has any authority or control respecting management or disposition of assets of the Plan.

    1.26 "Fund" means the amount at any given time of cash and other property held by the Trustee pursuant to the Plan.

    1.27 "Highly Compensated Employee" means with respect to a Plan Year, each Employee who:

        (a) was at any time during the Plan Year or the immediately preceding Plan Year an owner of more than five percent (5%) of the outstanding stock of a Plan Sponsor or Affiliate or more than five percent (5%) of the total combined voting power of all stock of a Plan Sponsor or Affiliate; or

        (b) received Annual Compensation in excess of $95,000 during the immediately preceding Plan Year, which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury; or

        (c) is a former Employee who met the requirements of Subsection (a) or
    (b) at the time the former Employee separated from service with the Plan Sponsor or an Affiliate or at any time after the former Employee reached age 55.

    1.28 "Hour of Service" means:

        (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Plan Sponsor or any Affiliate during the applicable computation period, and such hours shall be credited to the computation period in which the duties are performed;

        (b) Each hour for which an Employee is paid, or entitled to payment, by a Plan Sponsor or any Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence;

        (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Plan Sponsor or any Affiliate, and such hours shall be credited to the computation period or periods to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (b) of this Section shall be subject to the limitations set forth in Subsection
    (e);

        (d) Solely for purposes of determining whether a Break in Service has occurred, each hour during any period that the Employee is absent from work
    (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement shall be credited (A) only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that year solely because of that credit, or (B), in any other case, in the next following computation period;

        (e) Without duplication of the Hours of Service counted pursuant to Subsection (d) hereof and solely for such purposes as required pursuant to the Family and Medical Leave Act of 1993 and the regulations thereunder (the "FMLA"), each hour (as determined pursuant to the FMLA) for which an Employee is granted leave under the FMLA (1) for the birth of a child, (2) for placement with the Employee of a child for adoption or foster care, (3) to care for the Employee's spouse, child or parent with a serious health condition, or (4) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job;

        (f) The Plan Administrator shall credit Hours of Service in accordance with the provisions of Section 2530.200b-2(b) and (c) of the U.S. Department of Labor Regulations or such other federal regulations as may from time to time be applicable and determine Hours of Service from the employment records of a Plan Sponsor or in any other manner consistent with regulations promulgated by the Secretary of Labor, and shall construe any ambiguities in favor of crediting Employees with Hours of Service. Notwithstanding any other provision of this Section, in no event shall an Employee be credited with more than 501 Hours of Service during any single continuous period during which he performs no duties for the Plan Sponsor or Affiliate; and

        (g) In the event that a Plan Sponsor or an Affiliate acquires substantially all of the assets of another corporation or entity or a controlling interest of the stock of another corporation or merges with another corporation or entity and is the surviving entity, or if an Employee of a Plan Sponsor was previously employed by an entity that is under common control or ownership with the Plan Sponsor, as determined by the Board of Directors of the Plan Sponsor, then service of an Employee who was employed by the prior corporation or entity shall be counted in the manner provided, with the consent of the Primary Sponsor, in resolutions adopted by the Plan Sponsor which authorizes the counting of such service.

    1.29 "Individual Fund" means individual subfunds of the Fund as may be established by the Plan Administrator from time to time for the investment of the Fund.

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    1.30 "Investment Committee" means a committee, which may be established to direct the Trustee with respect to investments of the Fund.

    1.31 "Investment Manager" means a Fiduciary, other than the Trustee, the Plan Administrator, or a Plan Sponsor, who may be appointed by the Primary
Sponsor:

        (a) who has the power to manage, acquire, or dispose of any assets of the Fund or a portion thereof; and

        (b) who

            (1) is registered as an investment adviser under the Investment Advisers Act of 1940;

            (2) is a bank as defined in the Investment Advisers Act of 1940; or

            (3) is an insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

        (c) who has acknowledged in writing that he is a Fiduciary with respect to the Plan.

    1.32 "Leased Employee" means an Employee (other than a common law employee of the Plan Sponsor or an Affiliate) who, pursuant to an agreement between the Plan Sponsor or an Affiliate and any other person, has performed services for the Plan Sponsor or an Affiliate (or for the Plan Sponsor and related persons determined in accordance with Code Section 414(n)(6)), on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the Plan Sponsor or an Affiliate.

    1.33 "Loan Fund" means the separate subfund of the fund for the investment of a Participant's Account in a note made by the Participant evidencing a loan to the Participant from the Fund.

    1.34 "Named Fiduciary" means only the following:

        (a) the Plan Administrator;

        (b) the Trustee;

        (c) the Investment Committee;

        (d) the Investment Manager; and

        (e) the Appeals Fiduciary.

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    1.35 "Normal Retirement Age" means age 65.

    1.36 "Participant" means any Employee or former Employee who has become a participant in the Plan for so long as his vested Account has not been fully distributed pursuant to this Plan.

    1.37 "Plan Administrator" means the organization or person designated to administer the Plan by the Primary Sponsor and, in lieu of any such designation, means the Primary Sponsor.

    1.38 "Plan Sponsor" means individually the Primary Sponsor and any Affiliate or other entity which has adopted the Plan and Trust.

    1.39 "Plan Year" means the calendar year.

    1.40 "Retirement Date" means the date on which the Participant terminates employment on or after reaching Normal Retirement Age.

    1.41 "Rollover Amount" means any amount transferred to the Fund by a Participant, which amount qualifies as an eligible rollover distribution under Code Sections 402(c)(4), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), or 457(e)(16),
and any regulations issued thereunder.

    1.42 "Service" means a period commencing on an Employee's Employment Date and ending on his Severance Date thereafter. The following rules shall apply:

        (a) Notwithstanding the foregoing, if an Employee performs one Hour of Service within twelve (12) months of (a) a Severance Date described in Subsection (a) of Section 1.43, or (b) the date the Employee was first absent from service for any other reason, any period of severance which would otherwise occur shall be ignored and be required to be taken into account in computing the Employee's period of Service.

        (b) The period between the first anniversary and second anniversary of an absence from service for the reasons specified in Section 1.43(b)(2) shall be neither a period of severance or a period of Service.

        (c) In the event that a Plan Sponsor or an Affiliate acquires a substantial part of the assets of another corporation, or merges with another corporation and is the surviving entity, then the Service performed for such prior corporation or entity by an Employee who becomes employed by the Plan Sponsor or an Affiliate as a result of the acquisition or merger shall be credited as service in the manner provided, with the consent of the Primary Sponsor, in resolutions adopted by the Plan Sponsor.

    1.43 "Severance Date" means the earlier of:

        (a) the date on which an Employee quits, is discharged, retires or dies; or

        (b) (1) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Plan Sponsor for any other reason, such as vacation, layoff, or leave of absence; or (2) in the case of an Employee who remains absent from service beyond the first anniversary of the first day of absence by reason of the Employee's pregnancy, the birth of the Employee's child, the placement of a child in the Employee's home or adoption by the Employee, or the caring for the child for the period immediately following its birth or adoption, the second anniversary of the first day of absence from service.

    1.44 "Termination Completion Date" means the last day of the fifth consecutive Break in Service computation period, determined under the Section which defines Break in Service, in which a Participant completes a Break in Service.

    1.45 "Termination of Employment" means a severance from employment (within the meaning of Code Section 401(k)(2)(B)(i)(I)) of an Employee from all Plan Sponsors and Affiliates for any reason other than death, Disability, or attainment of a Retirement Date. Any absence from active employment of the Plan Sponsor and Affiliates by reason of an approved leave of absence shall not be deemed for any purpose under the Plan to be a Termination of Employment. Transfer of an Employee from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a Termination of Employment. In addition, transfer of an Employee to another employer (other than a Plan Sponsor or an Affiliate) in connection with a corporate transaction involving a sale of assets, merger, or sale of stock, shall not be deemed to be a Termination of Employment, for purposes of the timing of distributions under
Section 7.1, if the employer to which such Employee is transferred agrees with the Plan Sponsor to accept a transfer of assets from the Plan to its tax-qualified plan in a trust-to-trust transfer meeting the requirements of Code
Section 414(l).

    1.46 "Trust" means the trust established under an agreement between the Primary Sponsor and the Trustee to hold the Fund or any successor agreement.

    1.47 "Trustee" means the trustee under the Trust.

    1.48 "Valuation Date" means each regular business day or any other day which the Plan Administrator declares to be a Valuation Date, provided, however, that the last business day of each Plan Year will always be a Valuation Date and the selection of other Valuation Dates may not result in discrimination prohibited by Code Section 401(a)(4).

    1.49 "Vesting Service" means, with respect to each Employee, the period of Service credited to an Employee. Notwithstanding anything contained herein to the contrary, Vesting Service shall not include:

        (a) In the case of an Employee who completes five consecutive Breaks in Service for purposes of determining the vested portion of his Account derived from Plan Sponsor contributions which accrued before his Termination Completion Date, all service in Plan Years after his Termination Completion Date.

        (b) In the case of an Employee who completes five consecutive Breaks in Service and at that time does not have any vested right in Plan Sponsor contributions, all service before those Breaks in Service commenced.

                                    ARTICLE 2
                                   ELIGIBILITY

    2.1 New Hires. Each Eligible Employee shall become a Participant as of the Entry Date coinciding with or next following the date he completes his Eligibility Service.

    2.2 Existing Participants. Each individual who was a Participant on January 30, 2005 shall continue to be a Participant as of January 31, 2005.

    2.3 Former Participants Rehired. Each former Participant who is reemployed by a Plan Sponsor shall become a Participant as of the date of his reemployment as an Eligible Employee.

    2.4 Former Employees Rehired. Each former Employee who completes his Eligibility Service but terminates employment with a Plan Sponsor before becoming a Participant shall become a Participant as of the latest of the date he

        (a) is reemployed,

        (b) would have become a Participant if he had not incurred a Termination of Employment, or

        (c) becomes an Eligible Employee.

    2.5 Rollovers. Solely for the purpose of contributing a Rollover Amount to the Plan, an Eligible Employee who has not yet become a Participant pursuant to any other provision of this Section 2 shall become a Participant as of the date on which the Rollover Amount is contributed to the Plan.

    2.6 Acquisition of Controlling Interest. Notwithstanding anything contained in this Section 2 to the contrary, in the event that an individual becomes an Eligible Employee of a Plan Sponsor by reason of an acquisition by the Plan Sponsor of a controlling interest in or a substantial part of all the assets of the individual's prior employer with a Plan Sponsor, if the Eligible Employee was covered under a plan of the prior employer meeting the requirements of Code
Section 401(a), such Eligible Employee shall become a Participant as of the date of his employment with the Plan Sponsor as an Eligible Employee.

                                   ARTICLE 3
                                  CONTRIBUTIONS

    3.1 (a) Deferral Amounts. The Plan Sponsor shall make a contribution to the Fund on behalf of each Participant who is an Eligible Employee and has elected to defer a portion of his Annual Compensation otherwise payable to him for the Plan Year and to have such portion contributed to the Fund. Except to the extent permitted under Section 3.1(c) and Code Section 414(v), the contribution made by a Plan Sponsor on behalf of a Participant under this Section 3.1(a) shall be in an amount equal to the amount specified in the Participant's deferral election, but not greater than twenty-five percent (25%) of the Participant's Annual Compensation. Pursuant to Section 4 of Appendix C, the Plan Administrator may restrict the amount which Highly Compensated Employees may defer under this Section 3.1(a).

        (b) Limit on Deferral Amounts. Except to the extent permitted under
    Section 3.1(c) and Code Section 414(v), Elective Deferrals shall in no event exceed the limit set forth in Code Section 402(g) in any one taxable year of the Participant. In the event the amount of Elective Deferrals exceeds Code
    Section 402(g) limit, in any one taxable year then,

            (1) not later than the immediately following March 1, the Participant may designate to the Plan the portion of the Participant's Deferral Amounts which consist of excess Elective Deferrals, and

            (2) not later than the immediately following April 15, the Plan may distribute the amount designated to it under Paragraph (1) above, as adjusted to reflect income, gain, or loss attributable to it through the end of the Plan Year, and reduced by any `Excess Deferral Amounts,' as defined in Appendix C hereto, previously distributed or recharacterized with respect to the Participant for the Plan Year beginning with or within that taxable year.

        The payment of the excess Elective Deferrals, as adjusted and reduced, from the Plan shall be made to the Participant without regard to any other provision in the Plan. In the event that a Participant's Elective Deferrals exceed the Code Section 402(g) limit, as adjusted, in any one taxable year under the Plan and other plans of the Plan Sponsor and its Affiliates, the Participant shall be deemed to have designated for distribution under the Plan the amount of excess Elective Deferrals, as adjusted and reduced, by taking into account only Elective Deferral amounts under the Plan and other plans of the Plan Sponsor and its Affiliates.

        (c) Catch-Up Contributions. A Participant who is eligible to contribute Deferral Amounts to the Plan and who has attained age 50 on or before the last day of the Plan Year shall be eligible to elect to have a portion of his Annual Compensation otherwise payable to him for the Plan Year contributed by the Plan Sponsor to the Fund on his behalf as catch-up contributions in accordance with and subject to the limitations of Code
    Section 414(v). Contributions made pursuant to this Section 3.1(c) shall not be taken into account for purposes of implementing the limitations set forth in
    Section 3.1(a), 3.1(b) and Appendix A hereto. The Plan shall not be treated as failing to satisfy the provisions of Appendix B, Appendix C or Code
    Section 410(b), as applicable, by reason of the making of the catch-up contributions as described in this Section 3.1(c).

        (d) Allocation of Contributions. Contributions made pursuant to this
    Section 3.1 shall be allocated to the Employee Pre-Tax Account of the Participant on whose behalf they were made as soon as reasonably practicable following the date of withholding by the Plan Sponsor and receipt by the Trustee.

        (e) Deferral Elections. The elections under this Section 3.1 must be made before the Annual Compensation is payable and may only be made in such manner and subject to such rules and limitations as the Plan Administrator may prescribe and shall specify the percentage or dollar amount, as applicable, of Annual Compensation that the Participant desires to defer pursuant to Section 3.1(a) and/or 3.1(c) and to have contributed to the Fund. Once a Participant has made an election for a Plan Year, the Participant may revoke or modify his election to increase or reduce the rate of future deferrals, as provided in the administrative procedures established by the Plan Administrator.

    3.2 Matching Contributions. Following the completion of a year of Service by a Participant, the Plan Sponsor proposes to make contributions for each Plan Year to the Company Match Account of each Participant in an amount equal to fifty percent (50%) of the contribution made on behalf of a Participant pursuant to Section 3.1(a) for each payroll period, to the extent the contribution under
Section 3.1(a) does not exceed six percent (6%) of the Participant's Annual Compensation for that payroll period. The Board of Directors may, at its discretion, increase the percentage contribution under this Section 3.2 for all Participants, or for any specified unit, division, subdivision, or location, or for any Participants who participated in a specified prior plan that was merged into this Plan.

    3.3 Profit Sharing Contributions. Effective upon resolution by the Board of Directors, a Plan Sponsor proposes to make contributions each Plan Year to the Profit Sharing Account of each Participant who is (a) an Eligible Employee and is employed by a Plan Sponsor on the last day of the Plan Year; or (b) reached a Retirement Date or, while an Employee, died or became subject to a Disability during the Plan Year in an amount determined by the Plan Sponsor as a uniform percentage of Annual Compensation for all eligible Participants.

    3.4 Rollover Contributions. Any Eligible Employee may, with the consent of the Plan Administrator and subject to such rules and conditions as the Plan Administrator may prescribe, transfer a Rollover Amount to the Rollover Account (which may include, without limitation, prohibitions against transferring certain categories of Rollover Amounts to the Plan); provided, however, that the Plan Administrator shall not administer this provision in a manner which is discriminatory in favor of Highly Compensated Employees.

    3.5 Forfeitures. Forfeitures shall be used to reduce Plan Sponsor contributions and not to increase benefits.

    3.6 Tax-Deductible Limit. Contributions may be made only in cash or other property which is acceptable to the Trustee. In no event will the sum of contributions under Sections 3.1, 3.2, 3.3, and Appendix C exceed the deductible limits under Code Section 404.

    3.7 Military Service. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

    3.8 Corrective Actions. Notwithstanding any provision of the Plan to the contrary, the Plan Sponsor may make corrective distributions, contributions, allocations, or other remedial action as required or permitted to comply with any remedial or fiduciary correction program promulgated by the Internal Revenue Service, U.S. Treasury Department, or U.S. Department of Labor.

                                    ARTICLE 4
                INDIVIDUAL FUNDS AND INVESTMENTS OF TRUST ASSETS

    4.1 Participant Direction of Contributions. The Company may designate two
(2) or more Individual Funds available for investment of Participants' Accounts under the Plan. Until such time as the Plan Administrator may direct otherwise, each Participant and each Beneficiary of a deceased Participant may direct the Plan Administrator to invest amounts attributable to the Participant's Account among the Individual Funds as the Participant or Beneficiary, as applicable, shall designate by providing notice to the Plan Administrator according to the procedures established by the Plan Administrator for that purpose. Notwithstanding the foregoing, Participants shall not be able to direct the investment of any portion of their Account other than their Company Match Accounts into the Company Stock Fund subject to such rules as the Plan Administrator shall develop, including the Primary Sponsor's "stock trading policy."

        (a) All investment directions shall be in multiples of one percent (1%) of contributions being made at any time. All investment directions, or changes in investment directions, of contributions shall be made in accordance with the procedures established by the Plan Administrator. New investment directions shall be effective as of the date that such directions are processed by the Plan Administrator in accordance with the procedures established for such purpose.

        (b) An investment direction, once given, shall be deemed to be a continuing direction until changed as otherwise provided herein. If no direction is effective for the date a contribution is to be made, all contributions which are to be made for such date shall be invested in such Individual Fund as the Plan Administrator, the Investment Manager, the Investment Committee, or the Trustee, as applicable, may determine. To the extent permissible by law, no Fiduciary shall be liable for any loss, which results from a Participant's exercise or failure to exercise his investment election.

    4.2 Participant Directions to Transfer Between Individual Funds. A Participant may elect, according to the procedures established by the Plan Administrator, to transfer in multiples of one percent (1%), the investment of his Account among Individual Funds. An election under this Section 4.2 shall be effective as of the date that such directions are processed by the Plan Administrator in accordance with the procedures established for such purpose.

    4.3 Allocation of Income and Losses. As of each Valuation Date, the Trustee shall allocate net income or net loss to each Account at the same rate as the rate of net income or net loss of the Individual Funds in which the Account is invested.

    4.4 Loan Fund. A Loan Fund shall be established by the Trustee on behalf of each Participant for whom a loan is made pursuant to Article 5. The Loan Fund shall be credited with the amount of any loan made by the Plan to the Participant and shall be debited with all principal and interest repayments of any such loans. Under rules established by the Plan Administrator, a Participant's interest in the Individual Funds shall be debited by the amount credited to the Participant's Loan Fund. All principal and interest repayments debited to the Loan Fund shall be invested as contributions to the Participant's Account pursuant to Section 4.1. Each Loan Fund shall be invested in a note or notes made by the Participant evidencing the promised repayment of monies loaned to the Participant from the Fund.

                                    ARTICLE 5
                                   PLAN LOANS

    5.1 Loan Procedures. All loans under the Plan will be subject to the requirements of this Section and such other rules as the Plan Administrator may from time to time prescribe, including, without limitation, any rules restricting the purpose for which loans will be approved (the "Loan Procedures"). The Loan Procedures shall be set forth in a separate written document, which shall form a part of the Plan and is incorporated herein by reference.

    5.2 Eligible Individuals. Subject to the provisions of the Plan and the Trust, each Participant who is an Employee shall have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund. In addition, each "party in interest," as defined in ERISA Section 3(14), who is (a) a Participant but no longer an Employee, (b) the Beneficiary of a deceased Participant, or (c) an alternate payee of a Participant pursuant to the provisions of a "qualified domestic relations order," as defined in Code Section 414(p), shall also have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund; provided, however, that loans to such parties in interest may not discriminate in favor of Highly Compensated Employees.

    5.3 Application. In order to apply for a loan, a borrower must complete and submit to the Plan Administrator documents or information required by the Plan Administrator for this purpose.

    5.4 Equivalent Basis. Loans shall be available to all eligible borrowers on a reasonably equivalent basis which may take into account the borrower's creditworthiness, ability to repay, and ability to provide adequate security. Loans shall not be made available to Highly Compensated Employees, officers or shareholders of a Plan Sponsor in an amount greater than the amount made available to other borrowers. This provision shall be deemed to be satisfied if all borrowers have the right to borrow the same percentage of their interest in the Participant's vested Account, notwithstanding that the dollar amount of such loans may differ as a result of differing values of Participants' vested Accounts.

    5.5 Interest Rate. Each loan shall bear a "reasonable rate of interest" and provide that the loan be amortized in substantially level payments, made no less frequently than quarterly, over a specified period of time. A "reasonable rate of interest" shall be that rate that provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. Notwithstanding the foregoing, to the extent that any loan interest rate is subject to the provisions of the Soldiers and Sailors Relief Act of 1940, it shall not exceed six percent (6%) per annum.

    5.6 Security. Each loan shall be adequately secured, with the security for the outstanding balance of all loans to the borrower to consist of one-half (1/2) of the borrower's interest in the Participant's vested Account, or such other security as the Plan Administrator deems acceptable.

    5.7 Loan Limit. Each loan, when added to the outstanding balance of all other loans to the borrower from all retirement plans of the Plan Sponsor and its Affiliates which are qualified under Section 401 of the Code, shall not exceed the lesser of:

        (a) $50,000, reduced by the excess, if any, of

            (1) the highest outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates during the one (1) year period immediately preceding the day prior to the date on which such loan was made, over

            (2) the outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates on the date on which such loan was made, or

        (b) one-half (1/2) of the value of the borrower's interest in the vested Account attributable to the Participant's Account.

For purposes of this Section, the value of the vested Account attributable to a Participant's Account shall be established as of the latest preceding Valuation Date, or any later date on which an available valuation was made, and shall be adjusted for any distributions or contributions made through the date of the origination of the loan.

    5.8 Loan Term. Each loan, by its terms, shall be repaid within five (5) years, except that, if allowed pursuant to the Loan Procedures, any loan which is used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as the principal residence of the borrower may, by its terms, be repaid within a longer period of time.

    5.9 Minimum Amount. Except as may otherwise be established pursuant to the Loan Procedures, each loan shall be made in an amount of no less than $ 1,000.

    5.10 Further Loan Limits. Except as may otherwise be established pursuant to the Loan Procedures, a borrower is permitted to have only one loan existing under the Plan at any one time.

    5.11 Default. The loan shall be in default if:

        (a) a borrower fails to make any loan payment when due;

        (b) a Participant ceases to be an Employee and is not otherwise a "party in interest" as defined in ERISA Section 3(14);

        (c) the vested Account held as security under the Plan for the borrower will, as a result of an impending distribution or withdrawal, be reduced to an amount less than the amount of all unpaid principal and accrued interest then outstanding under the loan; or

        (d) a borrower makes any untrue representations or warranties in connection with the obtaining of the loan.

In that event, the Plan Administrator may take such steps as it deems necessary to preserve the assets of the Plan (in the case of Subsection (a), after any cure period allowed by the Plan Administrator, if applicable, not to continue beyond the last day of the calendar quarter following the calendar quarter in which the required installment payment was due), including, but not limited to, directing the Trustee to make a distribution to the borrower of an offset amount (i.e., a deduction of the unpaid principal sum, accrued interest, and any other applicable charge under the note evidencing the loan from the Participant's Account). To the extent that such distribution of an offset amount in the case of Subsection (a) would violate the requirements of Section 401(a) or 401(k) (because for example, the deduction would have to be made from the Participant's Employee Pre-Tax Account while the Participant is an Employee), the entire outstanding balance of the loan (including accrued interest) shall be a deemed distribution as provided in Treasury Regulations under Code Section 72(p), and thereafter a distribution of an offset amount may be made at the earliest date legally permissible or deferred, at the Plan Administrator's discretion applied on a basis not discriminatory in favor of Highly Compensated Employees, until the borrower receives another distribution from the Plan. If any part of the indebtedness under the note evidencing the loan is collected by law or through an attorney, the borrower shall be liable for attorneys' fees in an amount equal to ten percent (10%) of the amount then due and all costs of collection. Notwithstanding the foregoing, a loan may be satisfied upon a Participant's Termination of Employment arising from the Participant's transfer to another employer (other than a Plan Sponsor or an Affiliate) in connection with a corporate transaction involving a sale of assets, merger, or sale of stock, by distributing the note evidencing the debt as part of an Eligible Rollover Distribution if the trustee, custodian or administrator for an Eligible Retirement Plan described in Code Section 401(a) or 403(a) indicates its willingness to accept such property.

    5.12 Certain Leaves of Absence. Except as may otherwise be established pursuant to the Loan Procedures, if an Employee is on an approved bona fide leave of absence (not longer than one year), either without pay from the Plan Sponsor or an Affiliate or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments required under the terms of the loan, the requirement of loan repayment shall be suspended during the leave of absence and if a Participant is absent from employment due to his performing service in the uniformed service, the requirement of loan repayment will be suspended for the period of such service in the uniformed services. When the Participant resumes employment, loan payments will resume and must be completed by the end of the period equal to the original term of the loan plus the period of such military service.

    5.13 Regulations. Each loan shall be made only in accordance with regulations and rulings of the Internal Revenue Service and the Department of Labor and any supplemental loan procedures established by the Plan Administrator. The Plan Administrator shall be authorized to administer the loan program of this Section and shall act in his sole discretion to ascertain whether the requirements of such regulations and rulings and this Section have been met.

                                    ARTICLE 6
                          WITHDRAWALS DURING EMPLOYMENT

    6.1 Hardship Withdrawals. The Trustee shall, upon the direction of the Plan Administrator, withdraw all or portion of a Participant's Employee Pre-Tax Account consisting of Deferral Amounts (but not earnings thereon), including catch-up contributions made pursuant to Section 3.1(c), MMNE Company Account and Rollover Account prior to the time such subaccounts are otherwise distributable in accordance with the other provisions of the Plan; provided, however, that any such withdrawal shall be made only if the Participant is an Employee and demonstrates that he is suffering from `hardship' as determined herein. For purposes of this Section, a withdrawal will be deemed to be an account of hardship if the withdrawal is on account of:

        (a) expenses for medical care described in Code Section 213(d) incurred by the Participant, his spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Code Section 213(d);

        (b) purchase (excluding mortgage payments) of a principal residence for the Participant;

        (c) payment of tuition and related educational fees for the next twelve
    (12) months of post-secondary education for the Participant, his spouse, children, or dependents;

        (d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

        (e) any other contingency determined by the Internal Revenue Service to constitute an "immediate and heavy financial need" within the meaning of Treasury Regulations Section 1.401(k)-l(d).

    6.2 Additional Hardship Withdrawal Requirements. In addition to the requirements set forth in Section 6.1, any withdrawal pursuant to Section 6.1 shall not be in excess of the amount necessary to satisfy the need determined under Section 6.1 and shall also be subject to the requirements of either
Section 6.2(a) or 6.2(b).

            (a) (1) The Participant shall first obtain all withdrawals, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Plan Sponsor; and

                (2) The Plan Sponsor shall not permit Elective Deferrals, including catch-up contributions as described in Code Section 414(v), for a period of six (6) months after the Participant receives the withdrawal pursuant to this Section; and

        (b) A hardship withdrawal shall be permitted only pursuant to the suspension method in Section 6.2(a) and not pursuant to the certification method in this Section 6.2(b), unless the Plan Administrator determines to permit hardship withdrawal pursuant to either Section 6.2(a) or 6.2(b). Under the certification method, a hardship withdrawal is permitted if the Plan Administrator relies on the Participant's certification by execution of a form provided by the Plan Administrator, unless the Plan Administrator has actual knowledge to the contrary, that the need determined under Section 6.1 cannot be relieved:

            (1) through reimbursement or compensation by insurance or otherwise;

            (2) by reasonable liquidation of the assets of the Participant, his spouse and minor children, to the extent that the liquidation would not itself cause an immediate and heavy financial need and to the extent that the assets of the spouse and minor children are reasonably available to the Participant;

            (3) by cessation of Elective Deferrals; or

            (4) by other distributions or nontaxable (at the time of the distribution) loans from plans maintained by the Plan Sponsor or any other employer, or by borrowing from commercial sources on reasonable commercial terms.

Such withdrawals shall be made only in accordance with such other rules, policies, procedures, restrictions, and conditions as the Plan Administrator may from time to time adopt. Any determination of the existence of hardship and the amount to be withdrawn on account thereof shall be made by the Plan Administrator (or such other person as may be required to make such decisions) in accordance with the foregoing rules as applied in a uniform and nondiscriminatory manner; provided that, unless the Participant requests otherwise, any such withdrawal shall include the amount necessary to pay any federal, state and local income taxes and penalties reasonably anticipated to result from the withdrawal. A withdrawal under Section 6.1 shall be made in a lump sum to the Participant.

    6.3 Age 59-1/2 Withdrawals. A Participant who has attained at least age 59-1/2 may elect to receive, in a lump sum in cash, all or any portion of the balance of his Employee Pre-Tax Account, his Rollover Account, the vested portion of his Company Match Account and the vested portion of his Profit Sharing Account. A Participant who makes a withdrawal under this Section 6.3 will not be eligible to receive any contributions pursuant to Section 3.1 or 3.2 with respect to the three-month period following the date of the withdrawal.

    6.4 MMNE Company Account Withdrawals. A Participant who was a participant in the Medical Management of New England, Inc. 401(k) Plan and who has at least two
(2) years of Service may elect to receive a distribution of all or any portion of the balance of his MMNE Company Account and Company Match Account at any time. Distributions under this Section 6.4 shall be made in a reasonable manner within a reasonable time following the Plan Administrator's receipt of a request for such a distribution.

                                    ARTICLE 7
                PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT

    7.1 Eligibility for Payment. A Participant who has a Termination of Employment shall be eligible to receive payment of his vested Account as soon as administratively practicable following the Participant's Termination of Employment. Payment of Participant's vested Account shall be made in accordance with Section 10.1.

    7.2 Vesting. That portion of a Participant's Account in which he is vested at any given time shall be:

        (a) his Employee Pre-Tax Account, MMNE Company Account, Rollover Account and QMAC/QNEC Account, which shall be fully vested and nonforfeitable at all times; and

        (b) his Company Match Account and Profit Sharing Account computed according to the following vesting schedule:

 Full Years of                        Percentage
Vesting Service                         Vested
---------------                       ----------
       1                               33 1/3%
       2                               66 2/3%
       3                                  100%

    7.3 Cash-out/Buyback.

        (a) The nonvested portion of the Account of a Participant who has had a Termination of Employment shall be forfeited as of the earlier of the date the Participant receives a distribution of the vested portion of his Account or the Participant's Termination Completion Date. For such purposes, a Participant who has had a Termination of Employment and who is not vested in any portion of his Account, the Participant shall be deemed to have received a distribution of his Account.

        (b) If a Participant who has received (or has been deemed to have received) a distribution of the vested portion of his Account is reemployed by a Plan Sponsor or an Affiliate prior to his Termination Completion Date and (1) if the Participant's Account was partially vested, and the Participant repays to the Fund no later than the fifth anniversary of the Participant's reemployment by the Plan Sponsor or an Affiliate all of that portion of his vested Account which was paid to him or (2) if the Participant's Account was not vested upon his Termination of Employment, then any portion of his Account which was forfeited shall be restored effective on the Valuation Date coinciding with or next following the repayment or the Participant's reemployment, respectively. The restoration on any Valuation Date of the forfeited portion of the Account of a Participant pursuant to the preceding sentence shall be made first from forfeitures available for allocation on that Valuation Date, to the extent available, and secondly from contributions by the Plan Sponsor. Only after restorations have been made shall the remaining net income be available for allocation under Section 4.

    7.4 Changes to Vesting Schedule. If a Plan amendment directly or indirectly changes the vesting schedule, the vesting percentage for each Participant in his Account accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Participant with at least three (3) years of Vesting Service may irrevocably elect to remain under the pre-amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment, unless after the amendment, any such Participant's nonforfeitable percentage at any time cannot be less than the Participant's nonforfeitable percentage determined without regard to such amendment.

    7.5 Suspension for Rehires. If a Participant has a Termination of Employment and is subsequently reemployed by a Plan Sponsor or an Affiliate prior to receiving a distribution of his Account under the Plan, such Participant shall not be entitled to a distribution under this Article while he is an Employee.

    7.6 Distribution of Affiliate Plans Merger Accounts. Payment of amounts attributable to a Participant's Rollover Account which were transferred to the Plan from the PST Services, Inc. Service Employees' Profit Sharing Retirement Plan, the Impact Innovations Holdings, Inc. Retirement Savings Plan and the Rapid Systems Solutions, Inc. 401(k) Savings and Profit Sharing Plan shall be payable as soon as administratively feasible following such Participant's notification of the Plan Administrator of his election to receive payment of that portion of his Account. Payment pursuant to this Section 7.6 shall be made in accordance with Section 10.1 hereof.

    7.7 Transfer of Participant. Transfer of a Participant from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a termination of employment of the Participant.

                                    ARTICLE 8
                 PAYMENT OF BENEFITS ON RETIREMENT OR DISABILITY

    8.1 Eligibility for Payment. A Participant who has reached a Retirement Date or terminates employment after becoming subject to a Disability while an Employee shall be eligible to receive payment of his Account as soon as administratively practicable thereafter. Payment of a Participant's vested Account shall be made in accordance with Section 10.1.

    8.2 Vesting. The Account of a Participant who has reached a Retirement Date, has attained Normal Retirement Age while an Employee, or has incurred a Disability while an Employee shall be fully vested and nonforfeitable.

                                    ARTICLE 9
                                 DEATH BENEFITS

    9.1 Eligibility for Payment. If a Participant dies before receiving a distribution of his vested Account, his Beneficiary shall be eligible to receive payment of the Participant's vested Account as soon as administratively practicable following the death of the Participant. Payment of a Participant's vested Account shall be made in accordance with Section 10.1.

    9.2 Vesting. The Account of a deceased Participant shall be vested to the extent provided pursuant to Article 7 or 8, as applicable. In addition, the Account of a Participant who dies while an Employee shall be fully vested.

                                   ARTICLE 10
                         GENERAL RULES ON DISTRIBUTIONS

    10.1 Timing and Form.

        (a) Payment of a Participant's benefits under the Plan shall be made in the form of a lump sum cash payment. Notwithstanding any provisions of the Plan to the contrary, if a Participant's vested Account balance exceeds $5,000 (without consideration of amounts attributable to a Participant's Rollover Account), it shall not be distributed before the Participant's Normal Retirement Age or death without the consent of the Participant. If a Participant's Account balance does not exceed $5,000 (without consideration of amounts attributable to a Participant's Rollover Account), it will be distributed as soon as administratively practicable following the Participant's Termination of Employment (subject to Section 10.3(b)).

        (b) Payment of a Participant's vested Account to the Participant will commence not later than sixty (60) days after the last day of the Plan Year in which falls the later of (1) the Participant reaching Normal Retirement Age; or (2) the Participant reaching a Retirement Date or termination after becoming subject to a Disability while an Employee; provided, however, that the distribution will be made at a later date specified by the Participant (subject to Section 10.4) if the Participant requests to delay the distribution. If the amount of the payment required to commence on the date determined under this Subsection cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Plan Administrator has been unable to locate the Participant after making reasonable efforts to do so, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date in which the amount of such payment can be ascertained for the date on which the Participant is located.

    10.2 Adjustments for Income. Accounts shall not be adjusted for earnings or losses incurred after the Valuation Date with respect to which the Account is valued for imminent payout purposes. Prior to distribution of an Account, the Account shall be reduced by the amount necessary to satisfy the unpaid principal, accrued interest, and penalties on any loan made to the Participant.

    10.3 Direct Rollovers.

        (a) Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Article 10, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of a distribution pursuant to this Section which is an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover or to directly receive a portion of an Eligible Rollover Distribution and directly roll the balance over to an Eligible Retirement Plan. If the Eligible Rollover Distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such Eligible Rollover Distribution may commence less than thirty (30) days after the notice required under Treasury Regulations
    Section 1.411(a)-11(c) is given, provided that:

            (i) the Plan Administrator clearly informs the Distributee that the Distributee has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

            (ii) the Distributee, after receiving the notice, affirmatively elects a distribution.

        (b) Effective for distributions made on or after March 28, 2005, if a Participant's vested Account does not exceed $5,000 (without consideration of amounts attributable to a Participant's Rollover Account) and is immediately distributable pursuant to Section 10.1(a), the amount to be distributed pursuant to Section 10.1(a) exceeds $1,000, and the Participant does not make an election pursuant to Section

    10.3(a), the Plan Administrator shall pay all of the Participant's vested Account to an individual retirement account of a designated trustee or issuer and shall notify the Participant in writing that the distribution may be transferred by the Participant to another individual retirement plan.

    10.4 Required Minimum Distributions. Notwithstanding any other provisions of the Plan, distributions will be made in accordance with Code Section 401(a)(9) and the regulations issued thereunder, including the incidental benefit requirements, and shall be administered in accordance with the requirements of Appendix D hereto.

                                   ARTICLE 11
                           ADMINISTRATION OF THE PLAN

    11.1 Trust Agreement. The Primary Sponsor shall enter into a Trust Agreement to establish a Trust with the Trustee designated by the Board of Directors for the management of the Fund, which Trust Agreement shall form a part of the Plan and is incorporated herein by reference.

    11.2 Operation of the Plan Administrator. The Primary Sponsor shall appoint a Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing one or more persons who may act on behalf of the Plan Administrator. If more than one person is so designated with respect to the same administrative function, a majority of such persons shall constitute a quorum for the transaction of business and shall have the full power to act on behalf of the Plan Administrator. The Primary Sponsor shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice of resignation to the Trustee and the Primary Sponsor. Upon removal or resignation of the Plan Administrator, or in the event of the dissolution of the Plan Administrator, the Primary Sponsor shall appoint a successor.

    11.3 Fiduciary Responsibility.

        (a) The Plan Administrator, as a Named Fiduciary, may allocate its fiduciary responsibilities among Fiduciaries other than the Trustee, designated in writing by the Plan Administrator and may designate in writing persons other than the Trustee to carry out its fiduciary responsibilities under the Plan. The Plan Administrator may remove any person designated to carry out its fiduciary responsibilities under the Plan by notice in writing to such person.

        (b) The Plan Administrator and each other Fiduciary may employ persons to perform services and to render advice with regard to any of the Fiduciary's responsibilities under the Plan. Charges for all such services performed and advice rendered may be paid from the Fund to the extent permitted by ERISA.

        (c) Each Plan Sponsor shall indemnify and hold harmless each person constituting the Plan Administrator or the Investment Committee, if any, from and against any and all claims, losses, costs, expenses (including, without limitation, attorney's fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by such person of his duties in such capacity, other than such of the foregoing arising from, on account of or in connection with the willful neglect or willful misconduct of such person.

        11.4 Duties of the Plan Administrator.

            (a) The Plan Administrator shall advise the Trustee with respect to all payments under the terms of the Plan and shall direct the Trustee in writing to make such payments from the Fund; provided, however, in no event shall the Trustee make such payments if the Trustee has actual knowledge that such payments are contrary to the terms of the Plan and the Trust.

            (b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan and the Trust, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Participant or Beneficiary shall be made on forms prescribed by the Plan Administrator. The Plan Administrator shall have discretionary authority to construe the terms of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all Employees, Participants, Beneficiaries and Fiduciaries, subject to the provisions of the Plan and the Trust and subject to applicable law.

            (c) The Plan Administrator shall furnish Participants and Beneficiaries with all disclosures now or hereafter required by ERISA or the Code. The Plan Administrator shall file, as required, the various reports and disclosures concerning the Plan and its operations as required by ERISA and by the Code, and shall be solely responsible for establishing and maintaining all records of the Plan and the Trust.

            (d) The statement of specific duties for a Plan Administrator in this Section is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or the Trust or under applicable law.

    11.5 Investment Manager. The Primary Sponsor may, by action in writing provided to the Trustee, appoint an Investment Manager. Any Investment Manager may be removed in the same manner in which appointed, and in the event of any removal, the Investment Manager shall, as soon as possible, but in no event more than thirty (30) days after notice of removal, turn over all assets managed by it to the Trustee or to any successor Investment Manager appointed, and shall make a full accounting to the Primary Sponsor with respect to all assets managed by it since its appointment as an Investment Manager.

    11.6 Investment Committee. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Committee. The Primary Sponsor shall have the right to remove any person on the Investment Committee at any time by notice in writing to such person. A person on the Investment Committee may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, or in the event of the death of a person on the Investment Committee, the Primary Sponsor may appoint a successor. Until a successor has been appointed, the remaining persons on the Investment Committee may continue to act as the Investment Committee.

      11.7 Action by a Plan Sponsor. Any action to be taken by a Plan Sponsor shall be taken by persons duly authorized by the Plan Sponsor, except, subject to Section 16.1, amendments to, termination of, or termination of a Plan Sponsor participation in, the Plan or the Trust, or the determination of the basis of any Plan Sponsor contributions, may be made only to the extent authorized by written resolution or written direction of the board of directors or appropriate governing body. Nothing herein shall be construed to prohibit the board of directors or appropriate governing body from delegating to any officer or other appropriate person of a Plan Sponsor the authority to take any such actions as may be specified in such resolution or written direction.

      11.8 Appeals Fiduciary. The Primary Sponsor shall appoint an Appeals Fiduciary. The Appeals Fiduciary shall be required to review claims for benefits payable due to a Participant's Disability that are initially denied by the Plan Administrator and for which the claimant requests a full and fair review pursuant to Section 12.4. The Appeals Fiduciary may not be the individual who made the initial adverse determination with respect to any claim he reviews and may not be a subordinate of any individual who made the initial adverse determination. The Appeals Fiduciary may be removed in the same manner in which appointed or may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, the Primary Sponsor shall appoint a successor.

                                   ARTICLE 12
                             CLAIMS REVIEW PROCEDURE

      12.1 Notice of Denial. If a Participant or a Beneficiary is denied a claim for benefits under the Plan, the Plan Administrator shall provide to the claimant written notice of the denial within ninety (90) days (forty-five (45) days with respect to a denial of any claim for benefits due to the Participant's Disability) after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day or 45-day period, as applicable. In no event shall the extension exceed a period of ninety (90) days (thirty (30) days with respect to a claim for benefits due to the Participant's Disability) from the end of such initial period. With respect to a claim for benefits due to the Participant's Disability, an additional extension of up to thirty (30) days beyond the initial 30-day extension period may be required for processing the claim. In such event, written notice of the extension shall be furnished to the claimant within the initial 30-day extension period. Any extension notice shall indicate the special circumstances requiring the extension of time, the date by which the Plan Administrator expects to render the final decision, the standards on which entitlement to benefits are based, the unresolved issues that prevent a decision on the claim and the additional information needed to resolve those issues.

      12.2 Contents of Notice of Denial. If a Participant or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to such claimant written notice of the denial which shall set forth:

            (a) the specific reasons for the denial;

            (b) specific references to the pertinent provisions of the Plan on which the denial is based;

            (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

            (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Sections 502(a) of ERISA following an adverse benefit determination on review;

            (e) in the case of a claim for benefits due to a Participant's Disability, if an internal rule, guideline, protocol or other similar criterion is relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such rule, guideline, protocol or other similar criterion was relied upon in making the decision and that a copy of such rule, guideline, protocol or other similar criterion will be provided free of charge upon request; and

            (f) in the case of a claim for benefits due to a Participant's Disability, if a denial of the claim is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the denial, an explanation applying the terms of the Plan to the claimant's medical circumstances or a statement that such explanation will be provided free of charge upon request.

      12.3 Right to Review. After receiving written notice of the denial of a claim or that a domestic relations order is a qualified domestic relations order, a claimant or his representative shall be entitled to:

            (a) request a full and fair review of the denial of the claim or determination that a domestic relations order is a qualified domestic relations order by written application to the Plan Administrator (or Appeals Fiduciary in the case of a claim for benefits payable due to a Participant's Disability);

            (b) request, free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim;

            (c) submit written comments, documents, records, and other information relating to the denied claim to the Plan Administrator or Appeals Fiduciary, as applicable; and

            (d) a review that takes into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

      12.4 Application for Review.

            (a) If a claimant wishes a review of the decision denying his claim to benefits under the Plan, other than a claim described in Subsection (b) of this Section 12.4, or if a claimant wishes to appeal a decision that a domestic relations order is a qualified domestic relations order, he must submit the written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial or notice that the domestic relations order is a qualified domestic relations order.

            (b) If the claimant wishes a review of the decision denying his claim to benefits under the Plan due to a Participant's Disability, he must submit the written application to the Appeals Fiduciary within one hundred eighty (180) days after receiving written notice of the denial. With respect to any such claim, in deciding an appeal of any denial based in whole or in part on a medical judgment (including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate), the Appeals Fiduciary shall

                  (i) consult with a health care professional who has
            appropriate training and experience in the field of medicine involved in the medical judgment; and

                  (ii) identify the medical and vocational experts whose advice was obtained on behalf of the Plan in connection with the denial without regard to whether the advice was relied upon in making the determination to deny the claim.

      Notwithstanding the foregoing, the health care professional consulted pursuant to this Subsection (b) shall be an individual who was not consulted with respect to the initial denial of the claim that is the subject of the appeal or a subordinate of such individual.

      12.5 Hearing. Upon receiving a written application for review pursuant to Subsection (a) or (b) of this Section, the Plan Administrator or Appeals Fiduciary, as applicable, may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator or Appeals Fiduciary received such written application for review.

      12.6 Notice of Hearing. At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of such scheduled hearing. The claimant or his representative, if any, may request that the hearing be rescheduled, for his convenience, on another reasonable date or at another reasonable time or place.

      12.7 Counsel. All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

      12.8 Decision on Review. No later than sixty (60) days (forty-five (45) days with respect to a claim for benefits due to the Participant's Disability) following the receipt of the written application for review, the Plan Administrator or the Appeals Fiduciary, as applicable, shall submit its decision on the review in writing to the claimant involved and to his representative, if any, unless the Plan Administrator or Appeals Fiduciary determines that special circumstances (such as the need to hold a hearing) require an extension of time, to a day no later than one hundred twenty (120) days (ninety (90) days with respect to a claim for benefits due to the Participant's Disability) after the date of receipt of the written application for review. If the Plan Administrator or Appeals Fiduciary determines that the extension of time is required, the Plan Administrator or Appeals Fiduciary shall furnish to the claimant written notice of the extension before the expiration of the initial sixty (60) day (forty-five
(45) days with respect to a claim for benefits due to the Participant's Disability) period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator or Appeals Fiduciary expects to render its decision on review. In the case of a decision adverse to the claimant, the Plan Administrator or Appeals Fiduciary shall provide to the claimant written notice of the denial which shall include:

            (a) the specific reasons for the decision;

            (b) specific references to the pertinent provisions of the Plan on which the decision is based;

            (c) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits;

            (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring an action under Section 502(a) of ERISA following the denial of the claim upon review;

            (e) in the case of a claim for benefits due to the Participant's Disability, if an internal rule, guideline, protocol or other similar criterion is relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such rule, guideline, protocol or other similar criterion was relied upon in making the decision and that a copy of such rule, guideline, protocol or other similar criterion will be provided free of charge upon request;

            (f) in the case of a claim for benefits due to a Participant's Disability, if a denial of the claim is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the denial, an explanation applying the terms of the Plan to the claimant's medical circumstances or a statement that such explanation will be provided free of charge upon request; and

            (g) in the case of a claim for benefits due to a Participant's Disability, a statement regarding the availability of other voluntary alternative dispute resolution options.

                                   ARTICLE 13
                 INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

      13.1 Anti-Alienation. No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this Section shall not apply to a "qualified domestic relations order" (as defined in Code Section 414(p)), and benefits may be paid pursuant to the provisions of such an order. The Plan Administrator shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and the procedures for complying therewith. In addition, a distribution to an "alternate payee" (as defined in Code Section 414(p)) shall be permitted if such distribution is authorized by a qualified domestic relations order, even if the affected Participant has not yet separated from service and has not yet reached the "earliest retirement age" (as defined in Code Section 414(p)). If the benefit to be paid pursuant to a qualified domestic relations order is $5,000 or less, it will be paid out as soon as administratively feasible after the Plan Administrator has approved the order.

      13.2 Exceptions to Anti-Alienation. Notwithstanding any other provision of the Plan, the benefit of a Participant shall be subject to legal process and may be assigned, alienated or attached pursuant to a court judgment or settlement provided:

            (a) such Participant is ordered or required to pay the Plan in accordance with the following:

                  (1) a judgment or conviction for a crime involving the Plan;

                  (2) a civil judgment entered by a court in an action brought in connection with a violation of part 4 of subtitle B of Title I of ERISA; or

                  (3) a settlement agreement between such Participant and the
            Secretary of Labor, in connection with a violation (or alleged violation) of part 4 of subtitle B of Title I of ERISA by a fiduciary or any other person; and

            (b) the judgment, order, decree, or settlement agreement shall expressly provide for the offset of all or part of the amount ordered or required to be paid to the Plan against such Participant's benefits under the Plan.

      13.3 Minors and Incompetents. Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

      13.4 Missing Participants. If the Plan Administrator cannot ascertain the whereabouts of any Participant to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Participant be cancelled on the records of the Plan and the amount thereof applied as a forfeiture in accordance with Plan provisions except that, in the event the Participant later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the forfeited amount shall be restored either from Trust income or by a special contribution by the Plan Sponsor to the Plan, as determined by the Plan Administrator, in an amount equal to the payment to be paid to the Participants.

                                   ARTICLE 14
                          PROHIBITION AGAINST DIVERSION

      At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions. Expenses incurred in the administration of the Plan shall be paid from the Trust, to the extent permitted by ERISA, unless such expenses are paid by the Plan Sponsor; provided, further, that the Plan Sponsor may be reimbursed by the Fund, to the extent permitted by ERISA, for Plan expenses originally paid by the Plan Sponsor.

                                   ARTICLE 15
                              LIMITATION OF RIGHTS

      Participation in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan and the Trust by any Plan Sponsor shall not be construed to give any Employee a right to be continued in the employ of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the employment of any Employee at any time.

                                   ARTICLE 16
                       AMENDMENT TO OR TERMINATION OF THE
                               PLAN AND THE TRUST

      16.1 Right of Primary Sponsor to Amend or Terminate. The Primary Sponsor reserves the right at any time to modify or amend or terminate the Plan or the Trust in whole or in part; provided, however, that the Primary Sponsor shall have no power to modify or amend the Plan in such manner as would cause or permit any portion of the funds held under a Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, or as would cause or permit any portion of a fund held under the Plan to become the property of a Plan Sponsor; and provided further, that the duties or liabilities of the Trustee shall not be increased without its written consent. No such modifications or amendments shall have the effect of retroactively changing or depriving Participants or Beneficiaries of rights already accrued under the Plan. No Plan Sponsor other than the Primary Sponsor shall have the right to so modify, amend or terminate the Plan or the Trust. Notwithstanding the foregoing, each Plan Sponsor may terminate its own participation in the Plan and Trust pursuant to the Plan.

      16.2 Right of Plan Sponsor to Terminate Participation. Each Plan Sponsor other than the Primary Sponsor shall have the right to terminate its participation in the Plan and Trust by resolution of its board of directors or other appropriate governing body and notice in writing to the Primary Sponsor and the Trustee unless such termination would result in the disqualification of the Plan or the Trust or would adversely affect the exempt status of the Plan or the Trust as to any other Plan Sponsor. If contributions by or on behalf of a Plan Sponsor are completely terminated, the Plan and Trust shall be deemed terminated as to such Plan Sponsor. Any termination by a Plan Sponsor, shall not be a termination as to any other Plan Sponsor.

      16.3 Plan Termination.

            (a) If the Plan is terminated by the Primary Sponsor or if contributions to the Trust should be permanently discontinued, it shall terminate as to all Plan Sponsors and the Fund shall be used, subject to the payment of expenses and taxes, for the benefit of Participants and Beneficiaries, and for no other purposes, and the Account of each affected Participant shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

            (b) In the event of the partial termination of the Plan, each affected Participant's Account shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

      16.4 Payments Upon Plan Termination. In the event of the termination of the Plan or the Trust with respect to a Plan Sponsor, the Accounts of the Participants with respect to the Plan as adopted by such Plan Sponsor shall be distributed in lump sum payments pursuant to the instructions of the Plan Administrator; provided that the Trustee shall not be required to make any distribution until it receives a copy of an Internal Revenue Service determination letter to the effect that the termination does not affect the qualified status of the Plan or the exempt status of the Trust or, in the event that such letter is applied for and is not issued, until the Trustee is reasonably satisfied that adequate provision has been made for the payment of all taxes which may be due and owing by the Trust.

      16.5 Plan Merger. In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to, any other plan qualified under Code Section 401, the terms of the merger, consolidation or transfer shall be such that each Participant would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which the Participant would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

      16.6 Optional Benefits. Notwithstanding any other provision of the Plan, an amendment to the Plan -

            (a) which eliminates or reduces an early retirement benefit, if any, or which eliminates or reduces a retirement-type subsidy (as defined in regulations issued by the Department of the Treasury), if any, or

            (b) which eliminates an optional form of benefit (except to the extent otherwise provided in Treasury Regulations)

shall not be effective with respect to benefits attributable to service before the amendment is adopted. In the case of a retirement-type subsidy described in Subsection (a) above, this Section shall be applicable only to a Participant who satisfies, either before or after the amendment, the preamendment conditions for the subsidy.

                                   ARTICLE 17
                         ADOPTION OF PLAN BY AFFILIATES

      Any corporation or other business entity related to the Primary Sponsor by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by written direction adopted by the Board of Directors, may adopt the Plan and the related Trust by action of the board of directors or other appropriate governing body of such corporation, business entity or Affiliate. Any adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors or governing body indicating the adoption and by the execution of the Trust by the adopting corporation, or business entity or Affiliate. The resolution shall state and define the effective date of the adoption of the Plan by the Plan Sponsor and, for the purpose of Code Section 415, the "limitation year" as to such Plan Sponsor. Notwithstanding the foregoing, however, if the Plan and Trust as adopted by an Affiliate or other corporation or business entity under the foregoing provisions shall fail to receive the initial approval of the Internal Revenue Service as a qualified Plan and Trust under Code Sections 401(a) and 501(a), any contributions by the Affiliate or other corporation or business entity after payment of all expenses will be returned to such Plan Sponsor free of any trust, and the Plan and Trust shall terminate, as to the adopting Affiliate or other corporation or business entity.

                                   ARTICLE 18
                    QUALIFICATION AND RETURN OF CONTRIBUTIONS

      18.1 Initial Qualification Failure. If the Plan and the related Trust fail to receive the initial approval of the Internal Revenue Service as a qualified plan and trust, within one (1) year after the date of denial of qualification

            (a) the contribution of a Plan Sponsor after payment of all expenses will be returned to a Plan Sponsor free of the Plan and Trust,

            (b) contributions made by a Participant shall be returned to the Participant who made the contributions, and

            (c) the Plan and Trust shall thereupon terminate.

      18.2 Deductibility. All Plan Sponsor contributions to the Plan are contingent upon deductibility. To the extent permitted by the Code and other applicable laws and regulations thereunder, upon a Plan Sponsor's request, a contribution which was made by reason of a mistake of fact or which was nondeductible under Code Section 404, shall be returned to a Plan Sponsor within one (1) year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), whichever is applicable. In the event of a contribution which was made by reason of a mistake of fact or which was nondeductible, the amount to be returned to the Plan Sponsor shall be the excess of the contribution above the amount that would have been contributed had the mistake of fact or the mistake in determining the deduction not occurred, less any net loss attributable to the excess. Any net income attributable to the excess shall not be returned to the Plan Sponsor. No return of any portion of the excess shall be made to the Plan Sponsor if the return would cause the balance in a Participant's Account to be less than the balance would have been had the mistaken contribution not been made.

                                   ARTICLE 19
                      INCORPORATION OF SPECIAL LIMITATIONS

      Appendices A, B, C and D to the Plan, attached hereto, are incorporated by reference and the provisions of the same shall apply notwithstanding anything to the contrary contained herein.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the Primary Sponsor has caused this indenture to be executed as of the date first above written.

                                               PER-SE TECHNOLOGIES, INC.

                                               By: PHILIP M. PEAD
                                                   -----------------------------
                                                   Philip M. Pead
                                                   Chairman, President and
                                                   Chief Executive Officer

                                   APPENDIX A
                           LIMITATION ON ALLOCATIONS

                                   SECTION 1

      Except to the extent permitted under Section 3.1(c) and Code Section 414(v), if applicable, the `annual addition' for any Participant for any one limitation year may not exceed the lesser of:

      (a) $42,000, as adjusted under Code Section 415(d); or

      (b) 100% of the Participant's Annual Compensation.

      The limit described in Subsection (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code
Section 401(h) or 419A(f)(2)) which is otherwise treated as an annual addition.

                                   SECTION 2

      For the purposes of this Appendix A, the term "annual addition" for any Participant means for any limitation year, the sum of certain Plan Sponsor, Affiliate, and Participant contributions, forfeitures, and other amounts as determined in Code Section 415(c)(2) in effect for that limitation year. Participant contributions shall be determined without regard to Rollover Amounts, employee contributions to a simplified employee pension which are excludable from gross income under Code Section 401(k)(6), and catch-up contributions as described in Code Section 414(v).

                                   SECTION 3

      For purposes of this Appendix A, the term "limitation year" shall mean a Plan Year unless a Plan Sponsor elects, by adoption of a written resolution, to use any other twelve month period adopted in accordance with regulations issued by the Secretary of the Treasury. For purposes of applying the limitations set forth in this Appendix A, the term "Plan Sponsor" shall mean a Plan Sponsor and any other corporations which are members of the same controlled group of corporations (as described in Section 414(b) of the Code, as modified by Code
Section 415(h)) as is a Plan Sponsor, any other trades or businesses (whether or not incorporated) under common control (as described in Code Section 414(c), as modified by Code Section 415(h)) with a Plan Sponsor, any other corporations, partnerships, or other organizations which are members of an affiliated service group (as described in Section 414(m) of the Code) with a Plan Sponsor, and any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).

                                   SECTION 4

      For purposes of applying the limitations of this Appendix A, all defined contribution plans maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined contribution plan, and all defined benefit plans now or previously maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined benefit plan. In the event any of the actions to be taken pursuant to Section 6 of this Appendix A or pursuant to any language of similar import in another defined contribution plan are required to be taken as a result of the annual additions of a Participant exceeding the limitations set forth in
Section 1 of this Appendix A, because of the Participant's participation in more than one defined contribution plan, the actions shall be taken first with regard to this Plan.

                                   SECTION 5

      In the event that as a result of the allocation of forfeitures to the Account of a Participant, a reasonable error in estimating the Participant's Annual Compensation, a reasonable error in determining the amount of Elective Deferrals, or other similar circumstances, the annual addition allocated to the Account of a Participant exceeds the limitations set forth in Section 1 of this Appendix A, the Plan Administrator shall, in writing, direct the Trustee to take such of the following actions as the Plan Administrator shall deem appropriate, specifying in each case the amount or amounts of contributions involved:

            (a) A Participant's annual addition shall be reduced by distributing to the Participant's contributions made by the Plan Sponsor on behalf of the Participant pursuant to Section 3.1 with respect to which no contribution is made under Section 3.2 which cause the annual addition to exceed such limitations;

            (b) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Participant pursuant to Section 3.1 and contributions of the Plan Sponsor thereon pursuant to Section 3.2 shall be reduced in the amount of the remaining excess and distributed to the Participant. The amount of the reduction under Section 3.2 shall be reallocated to the Company Match Accounts of Participants who are not affected by the limitation in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Section 3.1(d) to the Accounts of such Participants;

            (c) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Participant pursuant to Section 3.3 shall be reduced in the amount of the remaining excess. The amount of the reduction shall be reallocated to the Accounts of Participants who are not affected by the limitations in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Section 3.1(c) to the Accounts of such Participants;

            (d) If further reduction is necessary, forfeitures allocated to the Participant's Account shall be reduced by the amount of the remaining excess. The amount of the reduction shall be reallocated to the Profit Sharing Accounts of Participants who are not affected by the limitations in the same proportions as the contributions of the Plan Sponsor for the year are allocated to the Profit Sharing Accounts of such Participants;

            (e) If the contribution of the Plan Sponsor and forfeitures would cause the annual addition to exceed the limitations set forth herein with respect to all Participants under the Plan, the portion of such contribution in excess of the limitations shall be segregated in a suspense account. While the suspense account is maintained, (1) no Plan Sponsor contributions under the Plan shall be made which would be precluded by this Appendix A, (2) income, gains and loses of the Fund shall not be allocated to such suspense account and (3) amounts in the suspense account shall be allocated in subsequent limitation years as Plan Sponsor contributions and forfeitures under the Plan as of each Valuation Date on which Plan Sponsor contributions may be allocated for each such limitation year until the suspense account is exhausted. In the event of the termination of the Plan, the amounts in the suspense account shall be returned to the Plan Sponsor to the extent that such amounts may not then be allocated to Participants' Accounts.

      Notwithstanding anything contained in the Plan to the contrary, the Plan Administrator may modify the provisions of this Section 5 with respect to reduction of Participant's accounts in accordance with such procedures as the Plan Administrator may establish with respect to catch-up contributions described in Code Section 414(v).

                                   APPENDIX B
                              TOP-HEAVY PROVISIONS

                                   SECTION 1

      As used in this Appendix B, the following words shall have the following meanings:

            (a) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year, means the last day of the first Plan Year.

            (b) `Key Employee' means an Employee or former Employee (including a Beneficiary of a Key Employee or former Key Employee) who at any time during the Plan Year containing the Determination Date was:

                  (1) an officer of the Plan Sponsor or any Affiliate whose
            Annual Compensation was greater than $130,000 (as adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury) for the calendar year in which the Plan Year ends, where the term `officer' means an administrative executive in regular and continual service to the Plan Sponsor or an Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of (A) fifty (50) employees; or (B) the greater of (I) three (3) employees or (II) ten percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer. If for any year, no officer of the Plan Sponsor meets the requirements of this Subparagraph (1), the highest paid officer of the Plan Sponsor for the Plan Year shall be considered an officer for purposes of this Subparagraph (1);

                  (2) an owner of more than five percent (5%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate; or

                  (3) an owner of more than one percent (1%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, and who in such Plan Year had Annual Compensation from the Plan Sponsor and all of its Affiliates of more than $150,000.

      For purposes of determining ownership under Subsections (2) and (3) above, the rules set forth in Code Section 318(a)(2) shall be applied as follows (i) in the case of any Plan Sponsor or Affiliate which is a corporation, by substituting five percent (5%) for fifty percent (50%) and, (ii) in the case of any Plan Sponsor or Affiliate which is not a corporation, ownership shall be determined in accordance with Treasury Regulations which shall be based on principles similar to the principles of Code Section 318 (modified as described in Clause (i) above).

      Employees other than Key Employees are sometimes referred to in this Appendix B as `non-key employees.'

            (c)   "Required Aggregation Group" means:

                  (1) each plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) in which a Key Employee is a participant, and

                  (2) each other plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) and which enables any plan described in Subsection (a) of this Section to meet the requirements of Section 401(a)(4) or 410 of the Code.

            (d)   (1)   "Top-Heavy" means:

                        (A) if the Plan is not included in a Required
                  Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                              (i) the present value of the cumulative Accounts
                        (excluding catch-up contributions as described in Code
                        Section 414(v) made in the Plan Year in which the determination is being made) under the Plan for all Key Employees exceeds sixty percent (60%) of the present value of the cumulative Accounts (excluding catch-up contributions as described in Code Section 414(v) for the current Plan Year) under the Plan for all Participants; and

                              (ii) the Plan, when included in every potential
                        combination, if any, with any or all of:

                                    (I) any Required Aggregation Group, and

                                    (II) any plan of the Plan Sponsor which is
                              not part of any Required Aggregation Group and which qualifies under Code Section 401 (a)

                        is part of a Top-Heavy Group (as defined in Paragraph
                        (2) of this Subsection); and

                        (B) if the Plan is included in a Required Aggregation
                  Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                              (i) the Required Aggregation Group is a Top-Heavy
                        Group (as defined in Paragraph (2) of this Subsection); and

                              (ii) the Required Aggregation Group, when included
                        in every potential combination, if any, with any or all of the plans of the Plan Sponsor and its Affiliates which are not part of the Required Aggregation Group and which qualify under Code Section 401(a), is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection).

                        (C) For purposes of Subparagraphs (A)(ii) and (B)(ii) of
                  this Paragraph (1), any combination of plans must satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                  (2)   A group shall be deemed to be a Top-Heavy Group if:

                        (A) the sum, as of the Determination Date, of the
                  present value of the cumulative accrued benefits for all Key Employees under all plans included in such group exceeds

                        (B) sixty percent (60%) of a similar sum determined for
                  all participants in such plans.

                  (3) (A) For purposes of this Section, the present value of the accrued benefit for any participant in a defined contribution plan as of any Determination Date or last day of a plan year shall be the sum of:

                              (i) as to any defined contribution plan other than
                        a simplified employee pension, the account balance as of the most recent valuation date occurring within the plan year ending on the Determination Date or last day of a plan year, and

                              (ii) as to any simplified employee pension, the
                        aggregate employer contributions, and

                              (iii) an adjustment for contributions due as of
                        the Determination Date or last day of a plan year.

                  In the case of a plan that is not subject to the minimum funding requirements of Code Section 412, the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date or last day of the plan year to the extent not included under Clause (i) or (ii) of this Subparagraph (A); provided, however, that in the first plan year of the plan, the adjustment in Clause (iii) of this Subparagraph (A) shall also reflect the amount of any contributions made thereafter that are allocated as of a date in such first plan year. In the case of a plan that is subject to the minimum funding requirements, the account balance in Clause (i) and the aggregate contributions in Clause (ii) of this Subparagraph (A) shall include contributions that would be allocated as of a date not later than the Determination Date or last day of a plan year, even though those amounts are not yet required to be contributed, and the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code
                  Section 412(c)(10) to the extent not included under Clause (i) or (ii) of this Subparagraph (A).

                        (B) For purposes of this Subsection, the present value
                  of the accrued benefit for any participant in a defined benefit plan as of any Determination Date or last day of a plan year must be determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date or last day of a plan year as if such participant terminated as of such valuation date; provided, however, that in the first plan year of a plan, the present value of the accrued benefit for a current participant must be determined either (i) as if the participant terminated service as of the Determination Date or last day of a plan year or
                  (ii) as if the participant terminated service as of such valuation date, but taking into account the estimated accrued benefit as of the Determination Date or last day of a plan year. For purposes of this Subparagraph (B), the valuation date must be the same valuation date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year. The actuarial assumptions utilized in calculating the present value of the accrued benefit for any participant in a defined benefit plan for purposes of this Subparagraph (B) shall be established by the Plan Administrator after consultation with the actuary for the plan, and shall be reasonable in the aggregate and shall comport with the requirements set forth by the Internal Revenue Service in Q&A T-26 and T-27 of Regulation Section 1.416-1.

                        (C) For purposes of determining the present value of the
                  cumulative accrued benefit under a plan for any Participant in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the Participant (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the Plan, during the one-year period ending on the Determination Date or the last day of the Plan Year that falls within the calendar year in which the Determination Date falls. In the case of a distribution made with respect to a Participant made for a reason other than separation from service, death, or disability, this provision shall applied by substituting a five-year period for the one-year period.

                        (D) For purposes of this Paragraph (3), participant
                  contributions which are deductible as "qualified retirement contributions" within the meaning of Code Section 219 or any successor, as adjusted to reflect income, gains, losses, and other credits or charges attributable thereto, shall not be considered to be part of the accrued benefits under any plan.

                        (E) For purposes of this Paragraph (3), if any employee
                  is not a Key Employee with respect to any plan for any plan year, but such employee was a Key Employee with respect to such plan for any prior plan year, any accrued benefit for such employee shall not be taken into account.

                        (F) For purposes of this Paragraph (3), if any Employee
                  has not performed any service for a Plan Sponsor or an Affiliate maintaining the Plan during the one-year period ending on the Determination Date, any accrued benefit for than Employee shall not be taken into account.

                        (G) (i) In the case of an "unrelated rollover" (as defined below) between plans which qualify under Code
                        Section 401(a), (a) the plan providing the distribution shall count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall not consider the distribution part of the accrued benefit under this Section; and

                              (ii) in the case of a "related rollover" (as
                        defined below) between plans which qualify under Code
                        Section 401(a), (a) the plan providing the distribution shall not count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall consider the distribution part of the accrued benefit under this Section.

                        For purposes of this Subparagraph (G), an "unrelated rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is both initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer where the employers are not Affiliates. For purposes of this Subparagraph (G), a "related rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is either not initiated by the participant or made to a plan maintained by the employer or an Affiliate.

                                   SECTION 2

      (a) Notwithstanding anything contained in the Plan to the contrary, except as otherwise provided in Subsection (b) of this Section, in any Plan Year during which the Plan is Top-Heavy, allocations of Plan Sponsor contributions and forfeitures for the Plan Year for the Account of each Participant who is not a Key Employee and who has not separated from service with the Plan Sponsor prior to the end of the Plan Year shall not be less than three percent (3%) of the Participant's Annual Compensation. For purposes of this Subsection, an allocation to a Participant's Account resulting from any Plan Sponsor contribution attributable to a salary reduction or similar arrangement shall not be taken into account.

      (b) (1) The percentage referred to in Subsection (a) of this Section for any Plan Year shall not exceed the percentage at which allocations are made or are required to be made under the Plan for the Plan Year for the Key Employee for whom the percentage is highest for a Plan Year. For purposes of this Paragraph, an allocation to the Account of a Key Employee resulting from any Plan Sponsor contribution attributable to a salary reduction or similar agreement shall be taken into account but allocations of catch-up contributions as described in Code Section 414(v) shall not be taken into account.

            (2) For purposes of this Subsection (b), all defined contribution plans which are members of a Required Aggregation Group shall be treated as part of the Plan.

            (3) This Subsection (b) shall not apply to any plan which is a member of a Required Aggregation Group if the plan enables a defined benefit plan which is a member of the Required Aggregation Group to meet the requirements of Code Section 401(a)(4) or 410.

            (4) If the Plan Sponsor maintains a defined benefit plan which is qualified under Code Section 401(a) and which would be Top-Heavy within the meaning of the Plan for its plan year ending within or coincident with the Plan Year, no allocation shall be made pursuant to Subsection (a) of this Section on behalf of any Participant who participates in the defined benefit plan and acquires a year of service within the meaning of paragraphs (4), (5) and (6) of Code Section 411(a) under the defined benefit plan for the plan year, if the defined benefit plan provides generally that the accrued benefit of the Participant when expressed as an annual retirement benefit shall not, when expressed as a percentage of the Participant's Annual Compensation, be less than the lesser of (A) two percent (2%) multiplied by the number of such years of service in plan years during which such plan was Top-Heavy, or (B) twenty percent (20%).

                                   SECTION 3

      Notwithstanding anything contained in the Plan to the contrary, in any Plan Year during which the Plan is Top-Heavy, a Participant's interest in his Account shall not vest at any rate which is slower than the following schedule, effective as of the first day of that Plan Year:

 Full Years of                        Percentage
Vesting Service                         Vested
---------------                       ----------
Less than 2                                0%
     2                                    20%
     3                                    40%
     4                                    60%
     5                                    80%
 6 or more                               100%

The Schedule set forth above in this Section 3 shall be inapplicable to a Participant who has failed to perform an Hour of Service after the Determination Date on which the Plan has become Top-Heavy. When the Plan ceases to be Top-Heavy, the Schedule set forth above in this Section 3 shall cease to apply; provided however, that the provisions of the Section dealing with changes in the vesting schedule shall apply.

                                   APPENDIX C
                         SPECIAL NONDISCRIMINATION RULES

                                   SECTION 1

      As used in this Appendix, the following words shall have the following meanings:

            (a) "Eligible Participant" means a Participant who is an Employee during any particular Plan Year.

            (b) "Highly Compensated Eligible Participant" means any Eligible Participant who is a Highly Compensated Employee.

            (c) "Matching Contribution" means any contribution made by a Plan Sponsor to a Company Match Account and any other contribution made to a plan by a Plan Sponsor or an Affiliate on behalf of an Employee on account of a contribution made by an Employee or on account of an Elective Deferral.

            (d) "Qualified Matching Contributions" means Matching Contributions of the Plan Sponsor or an Affiliate to the Employee Pre-Tax Account of a Participant who is not a Highly Compensated Employee which are immediately nonforfeitable when made, and which would be nonforfeitable, regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Section 401(k)(2)(B) of the Code and the regulations thereunder.

            (e) "Qualified Nonelective Contributions" means contributions of the Plan Sponsor or an Affiliate to the Employee Pre-Tax Account of a Participant who is not a Highly Compensated Employee, other than Matching Contributions or Elective Deferrals, which are nonforfeitable when made, and which would be nonforfeitable regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code
      Section 401(k)(2)(B) and the regulations thereunder.

                                   SECTION 2

      In addition to any other limitations set forth in the Plan, for each Plan Year one of the following tests must be satisfied:

            (a) the actual deferral percentage for the Highly Compensated Eligible Participants for the Plan Year must not be more than the actual deferral percentage of all other Eligible Participants for the Plan Year multiplied by 1.25; or

            (b) the excess of the actual deferral percentage for the Highly Compensated Eligible Participants for the Plan Year over that of all other Eligible Participants for the Plan Year must not be more than two (2) percentage points, and the actual deferral percentage for the Highly Compensated Eligible Participants for the Plan Year must not be more than the actual deferral percentage of all other Eligible Participants for the Plan Year multiplied by two (2).

The "actual deferral percentage" for the Highly Compensated Eligible Participants and all other Eligible Participants for a Plan Year is the average in each group of the ratios, calculated separately for each Employee, of the Deferral Amounts contributed by the Plan Sponsor on behalf of an Employee for the Plan Year to the Annual Compensation of the Employee in the Plan Year. In addition, for purposes of calculating the "actual deferral percentage" as described above, Deferral Amounts of Employees who are not Highly Compensated Employees which are prohibited by Code Section 401(a)(30) shall not be taken into consideration. Except to the extent limited by Treasury Regulation section 1.401(k)-l(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, all or part of the Qualified Matching Contributions and Qualified Nonelective Contributions (other than Qualified Nonelective Contributions that are treated as matching Contributions pursuant to Section 5 of Appendix C) made pursuant to the Plan may be treated as Deferral Amounts for purposes of determining the "actual deferral percentage." The Plan Sponsor may in its sole discretion contribute Qualified Nonelective Contributions or Qualified Matching Contributions with respect to a Plan Year, provided the contributions are made no later than the last day of the Plan Year following the Plan for which the Qualified Nonelective Contributions or Qualified Matching Contributions are made. Qualified Nonelective Contributions for a Plan Year will be allocated to the QMAC/QNEC Account of the Participant who has the least amount of Annual Compensation for such Plan Year in an amount which, when combined with contributions made on behalf of the Participant pursuant to Sections 3.2 and 3.3, equals no more than the maximum contribution permitted under Code Section 415. This Qualified Nonelective Contribution formula allocation shall be repeated for the Participants, determined in ascending order of relative Annual Compensation for such year, until the actual deferral percentage test described in this Section is passed.

                                   SECTION 3

      If the Deferral Amounts contributed on behalf of any Highly Compensated Eligible Participant exceeds the amount permitted under the "actual deferral percentage" test described in Section 2 of this Appendix C for any given Plan Year, then before the end of the Plan Year following the Plan Year for which the Excess Deferral Amount was contributed, (a) the portion of the Excess Deferral Amount for the Plan Year attributable to a Highly Compensated Participant, as adjusted to reflect income, gain, or loss attributable to it through the date the end of the Plan Year for which the test is being performed and reduced by any excess Elective Deferrals as determined pursuant to Section 3.1 previously distributed to a Participant for the Participant's taxable year ending with or within the Plan Year, may be distributed to the Highly Compensated Eligible Participant. The income allocable to such Excess Deferral Amount shall be determined in a similar manner as described in Section 4.3 of the Plan. The Excess Deferral Amount to be distributed shall be reduced by Deferral Amounts previously distributed for the taxable year ending in the same Plan Year, and shall also be reduced by Deferral Amounts previously distributed for the Plan Year beginning in such taxable year. The portion of the Matching Contribution on which such Excess Deferral Amount was based shall be forfeited upon the distribution of such Excess Deferral Amount.

            (a) For purposes of this Section 3, "Excess Deferral Amount" means, with respect to a Plan Year, the excess of:

                        (1) the aggregate amount of Deferral Amounts contributed
                  by a Plan Sponsor on behalf of Highly Compensated Eligible Participants for the Plan Year, over

                        (2) the maximum amount of Deferral Amounts permitted
                  under Section 2 of this Appendix C for the Plan Year, which shall be determined by reducing the Deferral Amounts contributed on behalf of Highly Compensated Eligible Participants in order of the actual deferral percentages beginning with the highest of such percentages.

            (b) Distribution of the Excess Deferral Amount for any Plan Year shall be made to Highly Compensated Eligible Participants on the basis of the dollar amount of Deferral Amounts attributable to each Highly Compensated Eligible Participant. The Plan Sponsor shall determine the amount of Excess Deferral Amounts which shall be distributed to each Highly Compensated Eligible Participant as follows.

                        (1) The Deferral Amounts allocated to the Highly
                  Compensated Eligible Participant with the highest dollar amount of Deferral Amounts for the Plan Year shall be reduced by the amount required to cause that Highly Compensated Eligible Participant's remaining Deferral Amounts for the Plan Year to be equal to the dollar amount of the Deferral Amounts allocated to the Highly Compensated Eligible Participant with the next highest dollar amount of Deferral Amounts for the Plan Year. This amount is then distributed to the Highly Compensated Eligible Participant with the highest dollar amount of Deferral Amounts, unless a smaller reduction, when added to the total dollar amount already distributed pursuant to this Paragraph (1), equals the total Excess Deferral Amounts.

                        (2) If the total amount distributed under Paragraph (1)
                  of this Section 3(b) is less than the total Excess Deferral Amounts, the procedure in Paragraph (1) shall be successively repeated until the total dollar amount distributed is equal to the total Excess Deferral Amounts attributable to Highly Compensated Eligible Participants.

            If a distribution of the Excess Deferral Amounts attributable to the Highly Compensated Eligible Participants is made in accordance with Paragraphs (1) and (2) of this Section, the limitations in Section 2 of this Appendix C shall be treated as being met regardless of whether the actual deferral percentage, if recalculated after such distributions, would have satisfied the requirements of Section 2.

                                   SECTION 4

      The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix C and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Participants can elect to have contributed pursuant to Section 3.1(a). Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied.

                                   SECTION 5

      In addition to any other limitations set forth in the Plan, Matching Contributions under the Plan and the amount of nondeductible employee contributions under the Plan, for each Plan Year must satisfy one of the following tests:

            (a) The contribution percentage for Highly Compensated Eligible Participants for the Plan Year must not exceed 125% of the contribution percentage for all other Eligible Participants for the Plan Year; or

            (b) The contribution percentage for Highly Compensated Eligible Participants for the Plan Year must not exceed the lesser of (1) 200 % of the contribution percentage for all other Eligible Participants for the Plan Year, and (2) the contribution percentage for all other Eligible Participants for the Plan Year plus two (2) percentage points.

Notwithstanding the foregoing, for purposes of this Section 5, the terms Highly Compensated Eligible Participant and Eligible Participant shall not include any Participant who is not eligible to receive a Matching Contribution under the provisions of the Plan, other than as a result of the Participant failing to contribute to the Plan or failing to have an Elective Deferral contributed to the Plan on the Participant's behalf. The "contribution percentage" for Highly Compensated Eligible Participants and for all other Eligible Participants for a Plan Year shall be the average of the ratios, calculated separately for each Participant, of (A) to (B), where (A) is the amount of Matching Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix C) and nondeductible employee contributions made under the Plan for the Eligible Participant for the Plan Year, and where (B) is the Annual Compensation of the Eligible Participant for the Plan Year. Except to the extent limited by Treasury Regulation Section 1.401(m)-l(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, a Plan Sponsor may elect to treat Deferral Amounts and Qualified Nonelective Contributions as Matching Contributions for purpose of determining the "contribution percentage," provided the Deferral Amounts, excluding those treated as Matching Contributions, satisfy the test set forth in
Section 2 of Appendix C. The Plan Sponsor may in its sole discretion contribute Qualified Nonelective Contributions or Qualified

Matching Contributions with respect to a Plan Year, provided the contributions are made no later than the last day of the Plan Year following the Plan for which the Qualified Nonelective Contributions or Qualified Matching Contributions are made. Notwithstanding the foregoing, Qualified Nonelective Contributions and Qualified Matching Contributions that are taken into account for purposes of applying the test contained in Section 2 of this Appendix C shall not be taken into account under this Section 5.]

                                   SECTION 6

      If either (a) the Matching Contributions and, if taken into account under
Section 5 of this Appendix C, the Deferral Amounts, Qualified Nonelective Contributions and/or Qualified Matching Contributions made on behalf of Highly Compensated Eligible Participants, or (b) the nondeductible employee contributions made by Highly Compensated Eligible Participants exceed the amount permitted under the "contribution percentage test" for any given Plan Year, then, before the close of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made, the amount of the Excess Aggregate Contributions attributable to the Plan for the Plan Year under either Section
(6)(a)(1) or (2), or both, as adjusted to reflect any income, gain or loss attributable to such contributions through the date the Excess Aggregate Contributions are distributed shall be distributed or, if the Excess Aggregate Contributions are forfeitable, forfeited. The income allocable to such contributions shall be determined in a similar manner as described in Section
4.2 of the Plan. As to any Highly Compensated Employee, any distribution or forfeiture of his allocable portion of the Excess Aggregate Contributions for a Plan Year shall first be attributed to any nondeductible employee contributions made by the Participant during the Plan Year for which no corresponding Plan Sponsor contribution is made and then to any remaining nondeductible employee contributions made by the Participant during the Plan Year and any Matching Contributions thereon. As between the Plan and any other plan or plans maintained by the Plan Sponsor in which Excess Aggregate Contributions for a Plan Year are held, each such plan shall distribute or forfeit a pro-rata share of each class of contribution based on the respective amounts of a class of contribution made to each plan during the Plan Year. The payment of the Excess Aggregate Contributions shall be made without regard to any other provision in the Plan.

      For purposes of this Section 6, with respect to any Plan Year, "Excess Aggregate Contributions" means the excess of:

            (a) the aggregate amount of the Matching Contributions and nondeductible employee contributions (and any Qualified Nonelective Contributions or Qualified Matching Contributions) and, it taken into account under Section 5 of this Appendix C, the Deferral Amounts actually made on behalf of Highly Compensated Eligible Participants for the Plan Year, over

            (b) the maximum amount of contributions permitted under the limitations of Section 5 of this Appendix C, determined by reducing contributions made on behalf of Highly Compensated Eligible Participants in order of their contribution percentages beginning with the highest of such percentages.

            The determination of the amount of Excess Aggregate Contributions under this Section 6 shall be made after (1) first determining the excess Elective Deferrals under Section 3.1(b) of the Plan and (2) then determining the Excess Deferral Amounts under Section 3 of this Appendix C.

            (c) Distribution or forfeiture of nondeductible employee contributions or Matching Contributions in the amount of the Excess Aggregate Contributions for any Plan Year shall be made with respect to Highly Compensated Eligible Participants on the basis of the dollar amount of the Excess Aggregate Contributions attributable to each Highly Compensated Eligible Participant. Forfeitures of Excess Aggregate Contributions may not be allocated to Participants whose contributions are reduced under this Section 6. The Plan Sponsor shall determine the amount of Excess Aggregate Contributions which shall be distributed to each Highly Compensated Eligible Participant as follows.

                  (1) The Matching Contributions and nondeductible contributions allocated to the Highly Compensated Eligible Participant with the highest dollar amount of such contributions for the Plan Year shall be reduced by the amount required to cause that Highly Compensated Eligible Participant's remaining Matching Contributions and nondeductible contributions for the Plan Year to be equal to the dollar amount of such contributions allocated to the Highly Compensated Eligible Participant with the next highest dollar amount of Matching contributions and nondeductible contributions for the Plan Year. This amount is then distributed to the Highly Compensated Eligible Participant with the highest dollar amount of Matching Contributions and nondeductible contributions, unless a smaller reduction, when added to the total dollar amount already distributed pursuant to this Subsection (1), equals the total Excess Aggregate Contributions.

                  (2) If the total amount distributed under Paragraph (1) is less than the total Excess Aggregate Contributions, the procedure in Paragraph (1) shall be repeated until the total dollar amount of Matching Contributions and nondeductible contributions distributed is equal to the total Excess Aggregate Contributions attributable to Highly Compensated Eligible Participants.

            If a distribution of the total Excess Aggregate Contributions is made in accordance with Paragraphs (1) and (2) of this Section 6(c), the limitations in Section 5 of this Appendix C shall be treated as being met regardless of whether the actual contribution percentage, if recalculated after such distributions, would have satisfied the requirements of Section 5.

                                   SECTION 7

      Except to the extent limited by rules promulgated by the Secretary of the Treasury, if a Highly Compensated Eligible Participant is a participant in any other plan of the Plan Sponsor or any Affiliate which includes Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions, any contributions made by or on behalf of the Participant to the other plan shall be allocated with the same class of contributions under the Plan for purposes of determining the "actual deferral percentage" and "contribution percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code
Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code
Section 4975(e)(7)).

Except to the extent limited by rules promulgated by the Secretary of the Treasury, if the Plan and any other plans which include Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions are considered as one plan for purposes of Code Section 401(a)(4) and 410(b)(1), any contributions under the other plans shall be allocated with the same class of contributions under the Plan for purposes of determining the "contribution percentage" and "actual deferral percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

                                   SECTION 8

Notwithstanding any other provision in this Appendix C to the contrary, to the extent otherwise applicable, the limitations expressed in this Appendix C shall not apply with respect to those Plan Years in which the Plan satisfies the requirements of Code Sections 401(k)(11) and/or 401(k)(12).

                                   APPENDIX D
                        MINIMUM DISTRIBUTION REQUIREMENTS

                                    SECTION 1
                                  GENERAL RULES

      (a) Effective Date and Precedence. The provisions of this Appendix D will apply for purposes of determining required minimum distributions. The requirements of the Appendix D will take precedence over any inconsistent provisions of the Plan.

      (b) Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

      (c) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Appendix D, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

                                    SECTION 2
                         TIME AND MANNER OF DISTRIBUTION

      (a) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

      (b) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

            (1) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

            (2) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

            (3) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (4) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2(b), other than Section 2(b)(1) of this Appendix D, will apply as if the surviving spouse were the Participant.

      For purposes of this Section 2(b) and Section 4 of this Appendix D, unless
Section 2(b)(4) of this Appendix D applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 2(b) of this Appendix D applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2(b)(1) of this Appendix D. If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2(b)(1)), the date distributions are considered to begin is the date distributions actually commence.

      (c) Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year, distributions will be made in accordance with Sections 3 and 4 of this Appendix D. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the regulations issued thereunder.

                                    SECTION 3
          REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME

      (a) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

            (1) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

            (2) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

      (b) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

                                    SECTION 4
            REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

      (a)   Death On or After Date Distributions Begin.

            (1) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

                  (i) The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (ii) If the Participant's surviving spouse is the
            Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                  (iii) If the Participant's surviving spouse is not the
            Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Designated Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

            (2) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

      (b)   Death Before Date Distributions Begin.

            (1) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in Section 4(a).

            (2) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (3) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under
      Section 2(b)(1) of this Appendix D, this Section (b) will apply as if the surviving spouse were the Participant.

                                    SECTION 5
                                   DEFINITIONS

      As used in this Appendix D, the following words and phrases shall have the meaning set forth below:

            (a) Designated Beneficiary. The individual who is designated as the Beneficiary under Section 1.6 of the Plan and is the designated Beneficiary under Section 401(a)(9) of the Internal Revenue Code and
      Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

            (b) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 2(b). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

            (c) Life Expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

            (d) Participant's Account Balance. The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year ("Valuation Calendar Year") increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the Valuation

      Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

            (e) Required Beginning Date. April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant retires, except that in the case of a person described in Section l(b)(2) of Appendix B the Required Beginning Date shall be April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.